As filed with the Securities and Exchange Commission on July 16, 2021

1933 Act Registration No. 33-38953

1940 Act Registration No. 811-06279

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	67	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No.	69	☒

(Check appropriate box or boxes)

HARRIS ASSOCIATES INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

111 S. Wacker Drive, Suite 4600

Chicago, Illinois 60606-4319

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (312) 646-3600

Rana J. Wright

Harris Associates L.P.

111 S. Wacker Drive, Suite 4600

Chicago, Illinois 60606

(Name and Address of Agent for Service)

With copies to:

Ndenisarya M. Bregasi, Esq.

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)
☒	on October 1, 2021 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Investor Class, Advisor Class, Institutional Class, and R6 Class Shares of Oakmark Small Cap Fund

HARRIS ASSOCIATES INVESTMENT TRUST

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 67 ON FORM N-1A

This Post-Effective Amendment consists of the following papers and documents.

Cover Sheet

Contents of Post-Effective Amendment No. 67 on Form N-1A

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

This registration statement does not affect the registration of any series or any class of a series of the Registrant not included herein.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state in which the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus Dated July 16, 2021

PROSPECTUS

October [ ], 2021

Institutional
	Investor Class	Advisor Class	Class	R6 Class
Oakmark Small Cap Fund	[ ]	[ ]	[ ]	[ ]

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Advised by Harris Associates L.P.

EXCHANGING AND CONVERTING SHARES	19
Exchanges in Shares of the Same Class between Different Funds	19
Exchanges between Classes of Shares of the Same Fund	19
Conversion of Shares Due to Eligibility	19
Conversion of Shares Due to Ineligibility	19
Additional Information about Exchanges and Conversions	20

SHAREHOLDER SERVICES	20
Direct Investors - Investor Class Shareholders, Advisor Class Shareholders, Institutional Class Shareholders, and R6 Class Shareholders	20
Expenses	21
Escheatment of Fund Assets	21
Investors through an Intermediary - Investor Class Shareholders, Advisor Class Shareholders, Institutional Class Shareholders, and R6 Class Shareholders	22

DISTRIBUTIONS AND TAXES	22
Distributions	22
Taxes	22

FINANCIAL HIGHLIGHTS	24

OAKMARK SMALL CAP FUND

INVESTMENT OBJECTIVE

Oakmark Small Cap Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

Below are the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor		Advisor		Institutional
	Class		Class		Class		R6 Class
Management fees	[0.82]	%	[0.82]	%	[0.82]	%	[0.82]	%
Distribution (12b-1) fees	None		None		None		None
Total Other Expenses	[1.24]	%	[0.99]	%	[0.80]	%	[0.75]	%
Shareholder Service Plan fees[1]	0.25%		0.00%		0.00%		0.00%
Other expenses[1]	[0.99]	%	[0.99]	%	[0.80]	%	[0.75]	%
Total Annual Fund Operating Expenses	[2.06]	%	[1.81]	%	[1.62]	%	[1.57]	%
Less: Fee waivers and/or expense reimbursements	[0.78]	%	[0.77]	%	[0.63]	%	[0.68]	%
Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements[2]	[1.28]	%	[1.04]	%	[0.99	]%	[0.89]	%

1 Amounts are based on estimated expenses for the current fiscal year; actual expenses may vary.

2 “Harris Associates L.P. (the “Adviser”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Investor Class, Advisor Class, Institutional Class, and R6 Class so that the total annual operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) (“annual operating expenses”) of each class are limited to [1.28]%, [1.04]%, [0.99]%, and [0.89]% of average net assets, respectively. Each of these undertakings lasts until [ ], 2023 and may only be modified by mutual agreement of the parties that, with respect to the Trust, includes a majority vote of the “non-interested” Trustees of the Trust. The Fund has agreed that each of Investor Class, Advisor Class, Institutional Class, and R6 Class will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed [1.28]%, [1.04]%, [0.99]%, and [0.89]% of the class’ average net assets, respectively, or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

Example. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses were those reflected in the table, inclusive of any fee waivers and/or expense reimbursements.

Although your actual returns and expenses may be higher or lower, based on these assumptions your expenses would be:

	Investor Class		Advisor Class		Institutional Class		R6 Class
1 Year	$	[130]	$	[106]	$	[101]	$	[91]
3 Years		[570]		[494]		[449]		[429]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. As of the date of this prospectus, the Fund had not yet commenced operations and had no portfolio turnover information to report.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of common stocks of small capitalization companies. Under normal market conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in securities issued by “small cap companies.” A small cap company is one whose market capitalization is no greater than the largest market capitalization of any company included in the Russell 2000® Index at the time of purchase ($28.44 billion as of June 30, 2021). The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies.

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with the Adviser’s estimate of the company’s intrinsic value. By “intrinsic value,” the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what it believes is a company’s intrinsic value presents the best opportunity to achieve the Fund’s investment objective. A company trading below its estimated intrinsic value is sometimes referred to as trading at a discount.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies’ intrinsic values. In assessing such companies, the Adviser looks for the following characteristics, although the companies selected may not have all of these attributes: (1) free cash flows and intelligent investment of excess cash; (2) per share value that is growing and is reasonably predictable; and (3) high level of alignment between company management and shareholders.

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser’s estimate of the company’s intrinsic value. At the time the Adviser buys a company, the Adviser wants the company’s stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements’ interests with those of shareholders are key components of this analysis.

In making its investment decisions, the Adviser uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. As part of this selection process, the Adviser’s analysts typically visit companies and conduct other research on the companies and their industries.

Once the Adviser identifies a stock that it believes is selling at a significant discount to the Adviser’s estimated intrinsic value and that the company has one or more of the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific “buy” and “sell” targets for each stock the Fund holds. The Adviser monitors each portfolio holding and adjusts these price targets as warranted to reflect changes in a company’s fundamentals.

The Adviser believes that holding a relatively small number of stocks allows its “best ideas” to have a meaningful impact on the Fund’s performance. Therefore, the Fund’s portfolio typically holds twenty-five to fifty-five securities, rather than hundreds, and as a result, a higher percentage of the Fund’s total assets may at times be invested in a particular sector or industry.

The Fund will not change its policy to invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities issued by small cap companies, without providing shareholders at least 60 days’ advance notice.

PRINCIPAL INVESTMENT RISKS

As an investor in the Fund, you should have a long-term perspective and be able to tolerate potentially wide fluctuations in the value of your Fund shares. Your investment in the Fund is subject to risks, including the possibility that the value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad and the Adviser’s evaluation of those events, and the success of the Adviser in implementing the Fund’s investment strategy. As a result, when you redeem your Fund shares, they may be worth more or less than you paid for them.

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Although the Fund makes every effort to achieve its investment objective, it cannot guarantee it will attain that investment objective. The following principal investment risks can significantly affect the Fund’s performance:

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, regulatory, market, economic, global health crises or pandemics, or other developments that may cause broad changes in market value and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as “volatility,” which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities’ issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates.

Small Cap Securities Risk. Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. Therefore, when purchasing and selling smaller cap securities, the Fund may experience higher transactional costs due to the length of time that might be needed to purchase or sell such securities. Additionally, if the Fund is forced to sell securities to meet redemption requests or other cash needs, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. Smaller companies also may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Focused Portfolio Risk. The Fund’s portfolio tends to be invested in a relatively small number of stocks—twenty-five to fifty-five rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund’s volatility and may lead to greater losses.

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund’s overall portfolio. Individual sectors or industries may be more volatile, and may perform differently, than the broader market.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category carries the risk that due to current market conditions, that category may be out of favor with investors.

Value Style Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

Liquidity Risk. Liquidity risk is the risk a particular security may be difficult to purchase or sell and that the Fund may be unable to sell such security at an advantageous time or price and may be forced to sell a security at a discount to the Adviser’s estimated value of such a security.

Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

PERFORMANCE INFORMATION

Performance history will be included for the Fund after the Fund has been in operation for one calendar year. Until that time, call 1-800-OAKMARK (625-6275) for performance information. Past performance (before and after taxes) is not a prediction of future results.

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INVESTMENT ADVISER

Harris Associates L.P. is the investment adviser to Oakmark Small Cap Fund.

PORTFOLIO MANAGERS

Thomas W. Murray and Robert F. Bierig manage the Fund’s portfolio. Mr. Murray is a Vice President, Director of U.S. Research, portfolio manager and analyst of the Adviser. He joined the Adviser in 2003 and has managed the Fund since its inception in [October 2021]. Mr. Bierig is a portfolio manager and analyst of the Adviser. He joined the Adviser in 2012 and has managed the Fund since its inception in [October 2021].

PURCHASE AND SALE OF FUND SHARES

The Fund’s initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

Where You Invest	Investor Class[1]	Advisor Class	Institutional Class	R6 Class
Through certain intermediaries held in omnibus[2] accounts	No minimum	No minimum	No minimum	No minimum
Through all other platforms, including directly with the Fund or through intermediaries not held in omnibus accounts	$1,000[3]	$100,000	$1,000,000	$2,000,000
In certain retirement plans	No minimum	No minimum	No minimum	No minimum

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund’s Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

2 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary’s customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

3 For Investor Class Shares held directly with the Fund, a minimum initial investment of $500 is allowed for Coverdell Education Savings Accounts, accounts set up with an automatic investment plan, and accounts set up with a payroll deduction plan.

Shares of the Fund may be purchased and sold (redeemed) on any business day, normally any day when the New York Stock Exchange is open for regular trading. Such purchases and redemptions can be made directly with the Fund by writing to The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558, or visiting Oakmark.com. Some redemptions may require a Medallion signature guarantee.

Purchases and redemptions can also be made through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. Intermediaries may impose their own minimum investment requirements. Although the Fund does not impose any sales charges on any class of shares, you may separately pay a commission, a transaction-based fee or other fee to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus. You may be eligible to transact in the other classes of shares that are offered by the Fund that have different fees and expenses. Please contact your intermediary for additional information.

TAX INFORMATION

The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an intermediary, the Fund and its distributor and/or the Adviser may pay the intermediary for services provided to the Fund and its shareholders. The Adviser and/or distributor may also pay the intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

4

HOW THE FUND PURSUES ITS
INVESTMENT OBJECTIVE

INVESTMENT OBJECTIVE

Oakmark Small Cap Fund (the “Fund”) seeks long-term capital appreciation.

CHANGE IN INVESTMENT OBJECTIVE

The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of Harris Associates Investment Trust (the “Trust”) without shareholder approval. Shareholders will receive at least thirty days’ written notice of any change in the Fund’s investment objective. If the Board approves a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Philosophy

The Fund uses a value investment philosophy in selecting equity securities. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris Associates L.P.’s (the “Adviser”) estimate of the company’s intrinsic value. By “intrinsic value,” the Adviser means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. The Adviser believes that investing in securities priced significantly below what the Adviser believes is a company’s intrinsic value presents the best opportunity to achieve the Fund’s investment objective.

The Adviser uses this value investment philosophy to identify companies that have discounted stock prices compared to what the Adviser believes are the companies’ intrinsic values. In assessing such companies, the Adviser looks for the following characteristics, although the companies selected may not have all of these attributes:

•  free cash flows and intelligent investment of excess cash;

•  earnings that are growing and are reasonably predictable; and

•  high level of company management ownership.

Key Tenets of the Oakmark Value Investment Philosophy:

1.  Buy businesses that are trading at a significant discount to the Adviser’s estimate of the company’s intrinsic value. At the time the Adviser buys a company, the Adviser wants the company’s stock to be inexpensive relative to what it believes the entire business is worth.

2.  Invest with companies expected to grow shareholder value over time. Value investors can sometimes fall into the trap of buying a stock that is inexpensive for a reason—because the company just does not grow. The Adviser looks for good quality, growing businesses with positive free cash flow and intelligent investment of cash.

3.  Invest with management teams that think and act as owners. The Adviser seeks out companies with management teams that understand the dynamics of per share value growth and are focused on achieving such growth. Stock ownership and incentives that align managements’ interests with those of shareholders are key components of this analysis.

Process

In making its investment decisions, the Adviser uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries. To facilitate its selection of investments that meet the criteria described above, the Adviser uses independent, in-house research to analyze each company. The Adviser does not rely upon recommendations generated from other brokerage or investment firms, generally referred to as the “Street.” As part of this selection process, the Adviser’s analysts typically visit companies and conduct other research on the companies and their industries.

The chief consideration in the selection of stocks for the Fund is the size of the discount of a company’s current stock price compared to the Adviser’s estimate of the company’s intrinsic value. Once the Adviser identifies a stock that it believes is selling at a significant discount compared to the Adviser’s estimate of the company’s intrinsic value and that the company may have one or more of the additional qualities mentioned above, the Adviser may consider buying that stock for the Fund. The Adviser usually sells a stock when the price approaches its estimated intrinsic value. This means the Adviser sets specific “buy” and “sell” targets for each stock held by the Fund. The Adviser monitors each portfolio holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals.

5

Bottom-Up Investment Process

All portfolio managers at the Adviser strive to abide by a consistent investment philosophy and process. This process involves a collective effort to identify what the managers believe are the best values in the marketplace. The Fund managers typically construct a focused portfolio from a list of approved stocks, built on a stock by stock basis from the bottom up. The following chart illustrates this bottom-up process:

Managing Risk

The Adviser tries to manage some of the risks of investing in common stocks by purchasing stocks whose prices it considers low relative to the companies’ intrinsic value. The Adviser seeks companies with solid finances and proven records and continuously monitors each portfolio company. The Adviser attempts to manage some of the risks of investing in securities of non-U.S. issuers by considering the relative political and economic stability of a company’s home country, the company’s ownership structure, and the company’s accounting practices.

Equity Securities

The types of equity securities in which the Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in selecting an equity security for the Fund is the size of the discount of the market price relative to the Adviser’s estimate of the intrinsic value of the company.

Debt Securities

The Fund may invest in debt securities of both governmental and corporate issuers. The Fund may invest up to 25% of its total assets (each, valued at the time of investment) in debt securities. The Fund may invest in debt securities that are rated below investment grade (commonly called junk bonds), with no minimum rating requirement for the debt securities in which the Fund may invest. Descriptions of the ratings used by S&P and Moody’s are included in Appendix A to the Statement of Additional Information.

Portfolio Structure

The Adviser believes that holding a relatively small number of stocks allows its “best ideas” to have a meaningful impact on Fund performance; therefore, the Fund, typically holds twenty-five to fifty-five stocks rather than hundreds.

The Adviser’s value investment philosophy also emphasizes investing for the long-term. The Adviser believes that the market will ultimately discover these undervalued companies, so it gives them the time such recognition requires. The Adviser has found that generally it takes three to five years for the gap between stock price and intrinsic value to narrow. Therefore, successful implementation of this value investment philosophy requires that the Fund and its shareholders have a long-term investment horizon.

INVESTMENT TECHNIQUES

In addition to the techniques described in the Fund’s summary section, the Fund may employ the following techniques in pursuing the principal investment strategies described above.

6

Currency Exchange Transactions. The Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“forward contract”). A forward contract is an agreement that involves the exchange of two different currencies on a specific future date at a fixed rate that was agreed upon at the inception of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries that the Fund may invest in, or be exposed to, and are designed to serve as hedges against possible variations in the exchange rates for currencies. The Fund’s forward currency transactions are limited to transaction hedging and portfolio hedging. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of portfolio securities.

Portfolio hedging uses of a forward contract on an actual or anticipated portfolio securities position that is denominated or quoted in a particular currency or exposed to foreign currency fluctuation. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in, or exposed to, a specific currency or currencies. When the Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

The Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. In addition, the Fund may not be able to readily dispose of such contracts at prices that approximate those at which the Fund could sell them if they were more widely traded. The limited liquidity of forward contracts also can affect their market price, thereby adversely affecting the Fund’s net asset value. Counterparty risk associated with forward contracts is the risk that changes in the credit quality of a company that serves as the Fund’s counterparty with respect to forward contract transactions supported by that party’s credit, may affect the value of those instruments. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate its position.

Entering into forward currency contracts also may generate profits or losses for the Fund depending upon movements in the currencies in which the forward currency contract is denominated. The use of forward currency contracts subjects the Fund to counterparty risk, as discussed above. Assets used as cover or held in an account cannot be sold while the position in the corresponding contract is open, unless they are replaced with appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Although forward contracts may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund’s total return, and there is no guarantee that the Fund’s hedging strategy will be successful.

Short-Term Investments. In seeking to achieve its investment objective, the Fund ordinarily invests on a long-term basis, but on occasion also may invest on a short-term basis, for example, where short-term perceptions have created a significant gap between price and value. Occasionally, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry or in light of general market or economic conditions or if a security achieves its price target in an unexpected shorter period.

Temporary Defensive Investment Strategies. In response to adverse market, economic, political, or other unusual conditions, and in the interest of preserving the value of its portfolio, the Fund may utilize a temporary defensive investment strategy, if it determines such a strategy to be warranted, by holding cash (U.S. dollars, foreign currencies, or multinational currency units) and/or investing up to 100% of its assets in high-quality debt obligations, money market instruments or repurchase agreements. Under normal market conditions, the potential for income or capital growth on these securities will tend to be lower than the potential for income or capital growth of capital on other securities that may be owned by the Fund. During periods when the Fund has assumed a temporary defensive position, it may miss certain other investment opportunities and it may not achieve its investment objective.

RISK FACTORS

This section provides additional information about the Fund’s principal investment risks described in its Fund Summary section. To the extent that the Fund invests in the following types of securities, it may also be subject to the related risks. All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. The Fund is intended for long-term investors.

General Risks. All investments, including those in mutual funds, have risks, and no one investment is suitable for all investors. The Fund is intended for long-term investors.

7

To the extent that the Fund invests in the following types of securities, you also may be subject to other risks:

Common Stock Risk. Common stocks are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The rights of common stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred stockholders; therefore, the Fund could lose money if a company in which it invests becomes financially distressed.

Focused Portfolio Risk. The Fund’s portfolio may be invested in a relatively small number of stocks—rather than hundreds. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund’s volatility and may lead to greater losses.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Unexpected episodes of illiquidity, including due to market or political factors, instrument or issuer-specific factors and/or unanticipated outflows, may limit the Fund’s ability to pay redemption proceeds within the allowable time period. To meet redemption requests during periods of illiquidity, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Market Risk. The Fund is subject to market risk—the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to adverse issuer, political, regulatory, market, economic, global health crises or pandemics, or other developments that may cause broad changes in market value and public perceptions concerning these developments, and adverse investor sentiment. In addition, securities markets tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as “volatility,” which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events, such as global health crises or pandemics, and conditions that may not readily appear to directly relate to such securities, the securities’ issuer or the markets in which they trade. In addition, some companies may have substantial foreign operations or holdings and may involve additional risks relating to those markets, including but not limited to political, economic, regulatory, or other conditions in foreign countries, as well as currency exchange rates. The foregoing risks could impair the Fund’s ability to maintain its operational standards and may result in delays and failures to certain processes, disrupt the operations of the Fund’s service providers, impair the ability to complete redemptions, adversely affect the value and liquidity of your investments in the Fund, and negatively impact the Fund’s performance. A health crisis may exacerbate other pre-existing political, social and economic risks. Governments and central banks may move to limit these negative economic effects with interventions that may be unprecedented in size and scope, but the ultimate impact of these efforts is uncertain. Any such impact could adversely affect the Fund’s performance, resulting in losses to your investment.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions, that category may be out of favor with investors. Stocks of small and mid cap companies tend to be more volatile and less liquid than stocks of large cap companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about such companies, they may have a shorter history of operations, and their stocks may have a more limited trading market than stocks of larger companies.

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Fund and its shareholders.

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The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Adviser, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Adviser has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Adviser or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Sector or Industry Risk. If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry, or the perception of that sector or industry, may have a significant impact on the performance of the Fund’s overall portfolio. Individual sectors or industries may be more volatile, and may perform differently, than the broader market.

Value Style Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies’ intrinsic values or because the Adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform other investments during given periods.

PORTFOLIO HOLDINGS DISCLOSURE

Information on the Fund’s portfolio holdings disclosure policies and procedures is available in the Statement of Additional Information. The Fund posts on Oakmark.com a complete list of its portfolio holdings usually within 10 business days after the Fund’s fiscal quarter-end.

MANAGEMENT OF THE FUND

The Fund’s investments and business affairs are managed by Harris Associates L.P. The Adviser also serves as investment adviser or sub-adviser to individuals, trusts, retirement plans, endowments, foundations and other mutual funds and as manager to private partnerships. Together with a predecessor, the Adviser has advised and managed mutual funds since 1970. The Adviser’s address is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

Subject to the overall authority and supervision of the Board, the Adviser furnishes continuous investment supervision and management to the Fund and also furnishes office space, equipment, and management personnel.

The Fund will pay the Adviser a fee of [0.82]% of the Fund’s average daily net assets for serving as investment adviser and for providing administrative services.

The Adviser has contractually agreed, through [ ], 2023, to reimburse each class of the Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of the average daily net assets of that class: [1.28]% in the case of Investor Class Shares; [1.04]% in the case of Advisor Class Shares; [0.99]% in the case of Institutional Class Shares; and [0.89]% in the case of R6 Class Shares.

The Adviser is entitled to recoup from assets attributable to any class of the Fund amounts reimbursed to that class, except to the extent that class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of that class for the fiscal year to exceed the applicable limit shown above or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three years after the year in which the reimbursement occurred.

A discussion regarding the basis for the approval of the Fund’s current investment advisory agreement with the Adviser by the Board will be available in the Fund’s initial shareholder report.

Neither this prospectus nor the Statement of Additional Information is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that have not been waived. The Fund enters into contractual arrangements with various parties, including, among others, the Adviser, who provide services to the Fund. Shareholders are not parties to, or intended to be third-party beneficiaries of, those contractual arrangements.

This prospectus and the Statement of Additional Information provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time.

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PORTFOLIO MANAGERS

The Fund is managed by Win Murray and Robert F. Bierig. Mr. Murray joined the Adviser as an investment analyst in 2003. Prior to that, he was an equity analyst at Colonial Management/Fleet Bank from 1999 to 2003, a sector portfolio manager at ASB Capital from 1997 to 1999 and an equity analyst at Federated Investors from 1996 to 1997. He holds an M.B.A. from Georgia State University (1996) and a B.A. in Russian/East European studies from the University of North Carolina at Chapel Hill (1992). Mr. Bierig joined the Adviser as an investment analyst in 2012. Prior to that, he was managing principal at Amethyst Capital Management in 2011, managing director at GEICO Investments from 2007 to 2010, investor at Frist Capital from 2005 to 2007, investment analyst at ESL Investments from 2002 to 2005 and an investment banking analyst at Morgan Stanley from 2000 to 2002. He holds a B.A. in economics from Duke University (2000).

The Statement of Additional Information provides additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares of the Fund(s) each such portfolio manager manages.

INVESTING WITH
THE OAKMARK FUNDS

The Fund is a “no-load” mutual fund, which means that it does not impose any commission or sales charge when shares are purchased or sold. Shares of the Fund may be held directly with the Fund or through an intermediary, such as a broker-dealer, bank, retirement plan service provider, or retirement plan sponsor. The Fund is one of nine separate series of the Trust (each, an “Oakmark Fund” and collectively, “The Oakmark Funds”).  You may separately pay a commission to your intermediary on your purchase and sale of those shares, which is not reflected in this prospectus.

ELIGIBILITY TO BUY SHARES

The Fund generally is available for purchase only by residents of the United States, Puerto Rico, Guam, and the U.S. Virgin Islands. The Adviser, at its sole discretion, and on a case-by-case basis, may make exceptions regarding the eligibility requirements of any share class.

Under certain circumstances, which may include normal and stressed market conditions, the Fund reserves the right to suspend the offering of shares, or reject any exchange or purchase order.

If you have any questions about your ability to purchase shares of the Fund, please call your intermediary or an investor service representative at 1-800-OAKMARK (625-6275).

Oakmark Units. Oakmark Units are the Administration Shares of the Financial Square Treasury Solutions Fund. The Financial Square Treasury Solutions Fund is a portfolio of the Goldman Sachs Trust. If exchanging into the Fund, the new account must have the minimum balance of $1,000 (or $500 with an automatic investment plan, a payroll deduction plan or for Coverdell Education Savings Accounts). All purchase, redemption and exchange orders for the Oakmark Units must generally be received prior to 3:00 p.m. Eastern time on days the Oakmark Units are open to be processed that day. Orders received after 3:00 p.m. will be processed the next business day.

For a prospectus and more complete information on the Oakmark Units, including management fees and expenses, please call 1-800-OAKMARK (625-6275) or visit Oakmark.com. Please read that prospectus carefully before you invest or send money. Oakmark Units are not offered or being sold through this prospectus.

ACCOUNT INFORMATION

Opening an Account

If you purchase Investor Class Shares, Advisor Class Shares, Institutional Class Shares, or R6 Class Shares directly from the Fund, you may set up your account in any of the following ways:

•	Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.

•	Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor’s social security number.

•	Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.

•	Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a resolution with your application that indicates which officers are authorized to act on behalf of the entity.

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•	Retirement. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SEP IRA, SIMPLE IRA, and Coverdell Education Savings Accounts (CESA). For detailed information on these accounts, see the Oakmark IRA Booklet and Coverdell Education Savings Booklet.

The Fund may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of these accounts need to be established by the plan’s trustee, and the plan’s trustee should contact the Fund regarding the establishment of an investment relationship.

If you invest in any class of shares of the Fund through an intermediary, the policies and procedures by which you can purchase and redeem shares may be governed by your intermediary. If you transact in any class of shares, you may be required to pay a commission to your intermediary acting as your broker. You may be eligible to transact in the other share classes that are offered by the Fund that have different fees and expenses. Please contact your intermediary for information on how to purchase and redeem your class of shares, or contact an Oakmark investor service representative at 1-800-OAKMARK (625-6275).

Types of Accounts

Investor Class, Advisor Class, Institutional Class and R6 Class Shares. Investor Class, Advisor Class, Institutional Class and R6 Class Shares are offered for purchase only to:

•	individuals, trusts, estates, endowments or foundations who purchase directly from the Fund, or non-omnibus accounts held through certain financial intermediaries, with an initial minimum purchase of $1,000, for Investor Class Shares, $100,000, for Advisor Class Shares, $1,000,000, for Institutional Class Shares, or $2,000,000, for R6 Class Shares;

•	employee retirement and other benefit plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, HSAs (Health Savings Accounts), profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans, that consolidate and hold all Investor Class, Advisor Class, Institutional Class and/or R6 Class Shares in plan level or omnibus accounts on behalf of participants; and

•	any other individual or entity investor who purchases Investor Class, Advisor Class, Institutional Class and/or R6 Class Shares through an intermediary, where (i) such intermediary has entered into an agreement with the Fund’s distributor and/or the Adviser that specifically authorizes offering Investor Class, Advisor Class, Institutional Class and/or R6 Class shares within such platform; and (ii) the intermediary holds the investor’s shares through an omnibus account with the Fund. An intermediary may impose its own investment minimum requirements.

Investor Class Shares. Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund’s Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

R6 Class Shares. R6 Class Shares are offered primarily to investors whose intermediaries do not require or expect to receive any payments in the connection with investments in R6 Class Shares. Neither the Fund nor the Adviser and/or distributor will pay the intermediary for sales or services provided to the Fund and its shareholders with respect to R6 Class Shares.

INVESTMENT MINIMUMS

The Fund’s initial investment minimums generally are set forth in the table below. Once your account is open, subsequent investments may be made in any amount. Intermediaries may impose their own minimum investment requirements.

Where You Invest	Investor Class[1]	Advisor Class	Institutional Class	R6 Class
Through certain intermediaries held in omnibus[2] accounts	No minimum	No minimum	No minimum	No minimum
Through all other platforms, including directly with the Fund or through intermediaries not held in omnibus accounts	$1,000[3]	$100,000	$1,000,000	$2,000,000
In certain retirement plans	No minimum	No minimum	No minimum	No minimum

1 Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of the Fund’s Investor Class Shares. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

2 An omnibus account is a single account in the Fund held in the name of an intermediary that contains the aggregated assets for all of the intermediary’s customer investments in the Fund. Consult your financial advisor or intermediary if you are unsure how your intermediary assets are held.

3 For Investor Class Shares held directly with the Fund, a minimum initial investment of $500 is allowed for Coverdell Education Savings Accounts, accounts set up with an automatic investment plan, and accounts set up with a payroll deduction plan.

For more information about share class eligibility, see “Types of Accounts” above.

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SHARE PRICE

Net Asset Value. The share price is also called the net asset value (the “NAV”) of a share. The NAV of shares of each class is normally determined by the Fund’s custodian as of the close of regular session trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange (the “NYSE”) on any day on which the NYSE is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Fund reserves the right to accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day.

The NYSE is closed on Saturdays and Sundays and on New Year’s Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. The Fund’s NAV will not be calculated on days when the NYSE is closed. The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

Trading in securities of non-U.S. issuers takes place in various markets on some days and at times when the NYSE is not open for trading. In addition, securities of non-U.S. issuers may not trade on some days when the NYSE is open for trading. The value of the Fund’s portfolio holdings may change on days when the NYSE is not open for trading and you cannot purchase or redeem Fund shares.

Equity securities principally traded on securities exchanges in the United States are valued at the last sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price (“NOCP”), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time. The market value of exchange-traded securities is determined by using prices provided by one or more independent pricing services, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instruments are valued at amortized cost, which approximates market value. All other debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the-money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for FLEX options on a given day, each FLEX option purchased or written may be valued using the Option Valuation (OVME) function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg’s proprietary calculations. FLEX options shall be valued at the mid of the buy and sell valuations produced by OVME. If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with Fund policies and procedures approved by the Board. The Fund may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures. Although fair valuation may be more commonly used with equity securities of non-U.S. issuers it also may be used in a range of other circumstances, including thinly-traded domestic securities or fixed-income securities. When fair value pricing is employed, the value of a portfolio security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security.

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Purchase Price and Effective Date. Each purchase of the Fund’s shares is made at the NAV of the relevant class of shares, next determined as follows:

•  A purchase by check, wire transfer or electronic transfer is made at the NAV next determined after receipt and acceptance by the Fund’s transfer agent of your check or wire transfer or your electronic transfer investment instruction. An order is not accepted until the Fund’s transfer agent has received an application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

•  A purchase through an intermediary that is an authorized agent of the Fund for the receipt of orders, is made at the NAV next determined after the intermediary receives and accepts the order.

•  A purchase through an intermediary that is not an authorized agent of the Fund for the receipt of orders, is made at the NAV next determined after the Fund’s transfer agent receives and accepts the order.

The Fund reserves the right to reject any purchase order accepted by an intermediary if it determines that the order is not in the best interests of the Fund or its shareholders.

Share price information for the Fund may be obtained by visiting Oakmark.com or by calling 1-800-OAKMARK (625-6275) and choosing menu option 1 to access our voice recognition system.

GENERAL PURCHASING POLICIES

You may open an account and add to an account by purchasing directly from the Fund or through an intermediary.

•  If you buy shares of the Fund through an intermediary, the intermediary may charge a fee for its services. Any such charge could constitute a substantial portion of a smaller account and may not be in your best interest. You may purchase the Fund’s shares directly from the Fund without the imposition of any such fees. See “How to Purchase Investor Class Shares, Advisor Class Shares, Institutional Class Shares, and R6 Class Shares” in this prospectus for additional information.

•  Once the Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 10 days.

•  The Fund reserves the right to cancel any purchase or exchange order it accepts.

Excessive and Short-Term Trading. The Fund is intended for long-term investment purposes, and thus purchases, redemptions and exchanges of Fund shares should be made with a view toward long-term investment objectives. Excessive trading, short-term trading and other abusive trading activities may be detrimental to the Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading also may require the Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. If your investment horizon is not long-term, then you should not invest in the Fund.

The Board has adopted policies and procedures that do not accommodate and seek to discourage excessive or short-term trading activities. These policies and procedures include, among other things: (1) monitoring trading activity to detect excessive, short-term and other abusive trading in the Fund’s shares; and (2) utilizing a third-party systematic fair valuation service. In addition, the Fund reserves the right to reject or restrict, without prior notice, any purchase or exchange order it receives, including any order from a retirement plan participant, and any order transmitted by a shareholder’s or retirement plan participant’s intermediary, that Fund management determines, in its sole discretion, not to be in the Fund’s best interest. The Fund also reserves the right to reject or restrict all purchases received from any shareholder or intermediary, including retirement plans, even if not all shareholders or plan participants investing through that intermediary are involved in excessive or short-term trading.

Despite the Fund’s efforts to detect and prevent abusive trading activity, there can be no assurance that the Fund will be able to identify all of those who may engage in abusive trading and curtail their activity in every instance. In particular, it may be difficult to identify such activity in certain omnibus accounts and other accounts traded through intermediaries, some of which may be authorized agents of the Fund. Omnibus accounts are comprised of multiple investors whose purchases, exchanges and redemptions are aggregated before being submitted to the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions as those transactions are submitted to the Fund.

Under a federal rule, the Fund is required to have an agreement with many of their intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that excessive, short-term or other abusive trading activity will be detected, even with such agreements in place. The Fund may not accept purchase orders from intermediaries who materially fail to comply with such agreements.

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To the degree the Fund is able to detect excessive or short-term trading in accounts maintained by an intermediary, the Fund will seek the cooperation of the intermediary to stop such trading. However, there can be no assurance that the intermediary will cooperate in all instances. Certain intermediaries may not presently possess the operational or technical capabilities to track purchase, redemption or exchange orders made by an individual investor as requested by the Fund. Certain intermediaries, in particular retirement plan administrators and sponsors, may possess other capabilities or utilize other techniques to deter excessive or short-term trading upon which the Fund may rely. These other capabilities and techniques may be more or less restrictive than those utilized by the Fund. Accordingly, you should consult with your intermediary to determine what purchase and exchange limitations may be applicable to your transactions.

GENERAL REDEMPTION POLICIES

You may redeem your shares by contacting the Fund directly or through an intermediary.

•  The price at which your redemption order will be processed is the NAV next determined after proper redemption instructions are received, as described below under “How to Redeem Investor Class Shares, Advisor Class Shares, Institutional Class Shares, and R6 Class Shares.” See “Investing with The Oakmark Funds—Share Price—Net Asset Value” in this prospectus for additional information.

•  The Fund cannot accept a redemption request that specifies a particular redemption date or price.

•  Once the Fund receives your redemption order, you may not cancel or revoke it.

•  The Fund generally will mail redemption proceeds within seven days after receipt of your redemption request regardless of payment type. If you recently made a purchase, the Fund may withhold redemption proceeds until it is reasonably satisfied that they have received your payment. This confirmation process may take up to 10 days from the purchase date. See “How to Redeem Investor Class Shares, Advisor Class Shares, Institutional Class Shares, and R6 Class Shares” in this prospectus for additional information.

•  The Fund reserves the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class.

• Under both normal and stressed market conditions, the Fund generally intends to pay all redemptions in cash. The Fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. The Fund may also satisfy redemption requests by drawing from an available line of credit, using redemptions in-kind, participating in a liquidity program with a service provider, or borrowing from a different Oakmark Fund pursuant to the Trust’s Interfund Lending Program.

Redemption in-Kind. Redemptions will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Net Asset Value” above. The specific security or securities to be distributed could include a pro-rata slice of the Fund’s portfolio, individual securities, or a representative basket of securities dependent upon various circumstances and subject to any applicable laws or regulations. Brokerage costs may be incurred by a shareholder who receives securities through a Redemption in-Kind and desires to convert them to cash. In addition, securities received through a Redemption in-Kind are subject to market risk until they are sold.

The Fund’s procedures adopted to discourage short-term, excessive or abusive trading activities do not apply to:

•  shares acquired by automatic reinvestment of dividends or distributions of the Fund;

•  shares redeemed pursuant to a systematic withdrawal plan;

•  shares redeemed following the death or disability (as defined in the Internal Revenue Code) of the shareholder, including a registered joint owner;

•  shares purchased by or through a 529 plan;

•  shares acquired as an investment through a “fund of funds”;

•  shares redeemed as a result of involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Fund or pursuant to the requirements of the Fund’s anti-money laundering policies and procedures;

•  shares redeemed to return excess contributions or in connection with required minimum distributions from retirement accounts;

•  shares redeemed in connection with a court order, including a qualified domestic relations order, or in connection with a shareholder’s forfeiture of assets;

•  shares converted and exchanged from one share class to another share class in the same Fund;

•  shares acquired in connection with a change in account registration; and

•  shares redeemed by a liquidity service provider under a liquidity program or via a custom in-kind transaction.

In addition to the circumstances previously noted, the Fund reserves the right to waive any purchase and exchange restrictions at the Fund’s sole discretion where it believes such action is in the Fund’s best interests. In order to determine your eligibility to receive a waiver, it may be necessary for you to provide the Fund or your intermediary with information and records regarding your circumstance.

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HOW TO PURCHASE INVESTOR CLASS SHARES, ADVISOR
CLASS SHARES, INSTITUTIONAL CLASS SHARES, AND R6
CLASS SHARES

See above under “Investment Minimums” for information regarding investment minimums for Investor Class Shares, Advisor Class Shares, Institutional Class Shares, and R6 Class Shares.

	Opening an Account	Adding to an Account
Through your Intermediary	Please contact your intermediary for information on purchasing shares through the intermediary.

By Internet

Visit Oakmark.com, choose “Open a New Account Online” in the Account Access box and then follow the instructions.

The maximum initial investment via Oakmark.com is $5,000,000 for Investor Class Shares, Advisor Class Shares Institutional Class Shares and R6 Class Shares.

Visit Oakmark.com, log in to your account and then follow the instructions.

By Check

Complete and sign the New Account Registration Form, enclose a check made payable to the Oakmark Funds and mail the Form and your check to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

PLEASE NOTE: The Fund does not accept cash, travelers checks, credit card convenience checks, starter checks, checks made payable to a party other than the Oakmark Funds, checks drawn on banks outside of the United States or purchase orders specifying a particular purchase date or price per share.

The Fund will withhold redemption proceeds for up to 10 days after purchase of shares by check.

Mail your check made payable to the Oakmark Funds with either the investment stub included as part of your confirmation or quarterly account statement or a note with the amount of the purchase, the Fund name, your account number, and the name in which your account is registered to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

By Wire Transfer	Generally, you may not open an account by wire transfer.	Instruct your bank to transfer funds to State Street Bank and Trust Co., ABA#011000028, DDA# 9904-632-8. Specify the Fund name, your account number and the registered account name(s) in the instructions.

By Electronic Transfer

You may open a new account by electronic transfer only by visiting Oakmark.com. Choose “Open a New Account Online” in the Account Access box and then follow the instructions.

The maximum initial investment via Oakmark.com is $5,000,000 for Investor Class Shares, Advisor Class Shares, Institutional Class Shares, and R6 Class Shares.

The Fund will withhold redemption proceeds for up to 10 days after purchase of shares by electronic transfer.

Visit Oakmark.com, log in to your account and then follow the instructions.

If you established bank information, call an investor service representative or use the Fund’s Voice Recognition System at 1-800-OAKMARK (625-6275).

If you did not establish bank information on your New Account Registration Form, you may add that information by visiting Oakmark.com or by completing the Shareholder Services Form. When completing the form a Medallion Signature Guarantee will be required.

Confirm with your bank or credit union that it is a member of the Automated Clearing House (ACH) system.

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By Automatic Investment	Choose the automatic investment plan on your New Account Registration Form. For Investor Class Shares, your initial investment must be at least $500 and be made by check payable to the Oakmark Funds.

If you chose the automatic investment plan when you opened your account, subsequent purchases of shares will be made automatically by electronic transfer from your bank account based on the schedule and in the dollar amount you specified.

If you did not establish bank information on your New Account Registration Form, you may add that information by visiting Oakmark.com or by completing the Shareholder Services Form. When completing the form a Medallion Signature Guarantee will be required.

By Payroll Deduction

For Investor Class Shares, complete and sign the New Account Registration Form and the Payroll Deduction Form, enclose a check made payable to the Oakmark Funds and return both forms and the check for at least $500 to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

For Investor Class Shares, your initial investment must be at least $500 and be made by check.

The payroll deduction plan allows you to purchase shares of the Fund on a periodic basis by instructing your employer to deduct from your paycheck a specified dollar amount.

If you completed the Payroll Deduction Form, subsequent purchases of shares will be made automatically by deducting the dollar amount you specified from your pay.

If you want to establish the payroll deduction plan, obtain a Payroll Deduction Form by visiting Oakmark.com or by calling an investor service representative at 1-800-OAKMARK (625-6275).

By Exchange

You may purchase shares of the Fund by exchange of shares of another Oakmark Fund or by exchange of Oakmark Units. Orders to purchase shares of the Fund by exchange of Oakmark Units must be received by 3:00 p.m. Eastern time to be processed as of the close of business that day. See “Investing with The Oakmark Funds—Eligibility to Buy Shares—Oakmark Units” in this prospectus for additional information.

Visit Oakmark.com or call an investor service representative at 1-800-OAKMARK (625-6275). The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares.

Obtain a current prospectus for the Fund into which you are exchanging by visiting Oakmark.com or calling an investor service representative at 1-800-OAKMARK (625-6275).

Visit Oakmark.com, use the Funds’ Voice Recognition System at 1-800-OAKMARK (625-6275) and choose menu option 1 and follow the instructions, or call an investor service representative at 1-800-OAKMARK (625-6275).

Send a letter of instruction, indicating your name, the name of the Fund, and the Fund account number from which you wish to redeem shares, and the name of the Fund and the Fund account number into which you wish to buy shares, to:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

The Fund may refuse at any time any exchange request it considers detrimental to the Fund.

An exchange transaction is a redemption of shares in one Fund and a simultaneous purchase of shares in a different Fund that, for federal income tax purposes, may result in a capital gain or loss.

By Telephone

You may open a new account by telephone only by exchange of shares of another Oakmark Fund or by exchange of Oakmark Units. Call an investor service representative at 1-800-OAKMARK (625-6275). The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares.

Obtain a current summary prospectus or the statutory prospectus for the Fund into which you are exchanging by visiting Oakmark.com or calling an investor service representative at 1-800-OAKMARK (625-6275).

If you established bank information on your New Account Registration Form, call an investor service representative or use the Fund’s Voice Recognition System at 1-800-OAKMARK (625-6275).

If you did not establish bank information on your New Account Registration Form, you may add that information by visiting Oakmark.com or by completing the Shareholder Services Form. When completing the form a Medallion Signature Guarantee will be required.

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HOW TO REDEEM INVESTOR CLASS SHARES, ADVISOR
CLASS SHARES, INSTITUTIONAL CLASS SHARES, AND R6
CLASS SHARES

Through your Intermediary	Please contact your intermediary for information on redeeming shares through the intermediary.

By Internet	Visit Oakmark.com, log in to your account and then follow the instructions.

In Writing

By mail:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558

Express delivery or courier:

The Oakmark Funds
330 West 9th Street
Kansas City, MO 64105-1514
Ph: 617-483-8327

Your redemption request must:

•  identify the Fund and give your account number;

•  specify the number of shares or dollar amount to be redeemed;

•  be signed in ink by all account owners exactly as their names appear on the account registration; and

•  in some instances have a Medallion Signature Guarantee. See “How to Redeem Investor Class Shares, Advisor

Class Shares, Institutional Class Shares, and R6 Class Shares—Signature Guarantee” in this prospectus for additional information.

By Telephone

You may redeem shares from your account by calling an investor service representative or using the Fund’s Voice Recognition System at 1-800-OAKMARK (625-6275).

A check for the proceeds will be sent to your address of record, generally within seven days of receiving your proper request, or within 10 days of your purchase if you purchased the shares by check. You may select the overnight delivery option for your check for a fee. Overnight delivery is not available to a P.O. Box. See “Investing with The Oakmark Funds—General Redemption Policies” in this prospectus for additional information.

A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

You may not redeem by telephone shares held in an account for which you have changed the address within the preceding 15 days.

By Electronic Transfer

To redeem shares from your account by electronic transfer, visit Oakmark.com, call an investor service representative or use the Fund’s Voice Recognition System at 1-800-OAKMARK (625-6275).

Payment of the proceeds will be made by electronic transfer only to a bank account previously designated by you at a bank that is a member of the ACH system. Confirm with your bank or credit union that it is a member of ACH.

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Payment of the proceeds will normally be sent on the next business day after receipt of your request or within 10 days of your purchase if you purchased the shares by electronic transfer.

A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

If the proceeds of your redemption are sent by electronic transfer, your bank will be notified of the transfer on the day the proceeds are sent, but your bank account may not receive “good funds” for at least one week thereafter.

By Exchange

You may redeem some or all of your shares of the Fund and use the proceeds to buy shares of another Oakmark Fund or Oakmark Units either by visiting Oakmark.com, by calling an investor service representative or by using the Fund’s Voice Recognition System at 1-800-OAKMARK (625-6275) or in writing.

Obtain a current summary prospectus or the statutory prospectus for the Fund into which you are exchanging by visiting Oakmark.com or by calling an investor service representative at 1-800-OAKMARK (625-6275).

An exchange request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

The Fund may refuse at any time any exchange request it considers detrimental to the Fund.

An exchange transaction is a redemption of shares in one Fund and a simultaneous purchase of shares in a different Fund that, for federal income tax purposes, may result in a capital gain or loss.

See “How to Purchase Investor Class Shares, Advisor Class Shares, Institutional Class Shares, and R6 Class Shares —By Exchange” in this prospectus for additional information.

By Wire Transfer

To redeem shares from your account by wire transfer, visit Oakmark.com, call an investor service representative or use the Fund’s Voice Recognition System at 1-800-OAKMARK (625-6275).

The proceeds will be paid by wire transfer to your bank account.

The cost of the wire transfer (currently $5) will be deducted from your account, or from the redemption proceeds if you redeem your entire account. Your bank also may charge an incoming wire fee.

Some transactions require a Medallion Signature Guarantee. See “How to Redeem Investor Class Shares, Advisor Class Shares, Institutional Class Shares, and R6 Class Shares—Signature Guarantee” in this prospectus for additional information.

Payment of the proceeds will normally be wired on the next business day after receipt of your request.

A redemption request received by telephone after the close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time) is deemed received on the next business day.

A wire transfer will normally result in your bank receiving “good funds” on the business day following the date of redemption of your shares.

By Automatic Redemption	You may automatically redeem a fixed dollar amount of shares on a periodic basis and have the proceeds sent by check to you or deposited by electronic transfer into your bank account by visiting Oakmark.com or completing the Shareholder Services Form.

Withdrawal payments may have tax consequences, you should consult your tax advisor.

SIGNATURE GUARANTEE

A Stamp 2000 Medallion Signature Guarantee must be included in your request to redeem your Fund shares, and your request must be in writing, if:

•  you wish to redeem more than $100,000;

•  your account address has been changed within the last 15 days;

•  the redemption check is to be mailed to an address different from the one on your account;

•  the redemption check is to be made payable to someone other than the registered account owner;

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•  you are instructing the Fund to transmit the proceeds to a bank account that you have not previously designated as the recipient of such proceeds; or

• you are instructing the Fund to transmit the proceeds to a bank account that was added online within the last 60 days.

The signature guarantee must be a Stamp 2000 Medallion Signature Guarantee. You may be able to obtain such a signature guarantee from a bank, securities broker- dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. You cannot obtain a signature guarantee from a notary public.

If you are requesting to add bank information to an existing Oakmark account in writing, all Oakmark account owners must obtain a Medallion Signature Guarantee. If there is no name in common between the Oakmark account owners and the bank account owners, ALL Oakmark account owners and bank account owners must obtain a Medallion Signature Guarantee. A Medallion Signature Guarantee is not required when adding bank information online; however, it will be required, as noted above, when instructing the Fund to transmit proceeds to such bank within 60 days of the addition.

SMALL ACCOUNT FEE POLICY

The Fund reserves the right to assess an annual fee of $25 on any account that, due to redemptions, falls below the minimum amount required to establish the account, as described above. The fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The fee does not apply to an account with an active investment builder or payroll deduction programs or to a retirement account.

SMALL ACCOUNT REDEMPTION

The Fund reserves the right to redeem shares in any account, including any account held in the name of an intermediary, and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions. The Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more.

EXCHANGING AND CONVERTING SHARES

EXCHANGES IN SHARES OF THE SAME CLASS BETWEEN DIFFERENT FUNDS

In general, you may exchange shares of the Fund for shares of the same class of another Oakmark Fund subject to certain restrictions noted below. The registration for both accounts involved in an exchange must be identical. Before requesting an exchange into any other Oakmark Fund, please read its prospectus carefully. For U.S. federal income tax purposes, an exchange of Fund shares for shares of another Oakmark Fund is generally treated as a sale on which gain or loss may be recognized. You should consult your own tax advisor for advice about the particular federal, state, and local tax consequences before making an exchange.

EXCHANGES BETWEEN CLASSES OF SHARES OF THE SAME FUND

You may generally exchange shares of the Fund for shares of a different class of the same Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes for an exchange between classes of shares of the same Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as an exchange transaction. You should consult your own tax advisor for advice about the particular federal, state, and local tax consequences before making an exchange.

CONVERSION OF SHARES DUE TO ELIGIBILITY

The Fund may convert shares of any account held directly with the Fund in the Investor Class to the Fund’s Advisor Class, Institutional Class, or R6 Class and may convert shares in the Advisor Class to the Fund’s Institutional Class or R6 Class, provided the account satisfies the eligibility criteria of that class. The Fund may also convert shares of any account held directly with the Fund in the Institutional Class to the Fund’s R6 Class, provided the account satisfies the eligibility criteria of that class. Share balances of accounts held directly with the Fund are examined on a periodic basis to determine an account’s eligibility for conversion. Shareholders will be notified in writing before any such conversion to another class. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes for a conversion between classes of shares of the same Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as a conversion transaction.

CONVERSION OF SHARES DUE TO INELIGIBILITY

The Fund may convert shares of any account held directly with the Fund in the Advisor Class to the Fund’s Investor Class and in the Institutional Class to the Fund’s Advisor Class or Investor Class, if a shareholder no longer satisfies the eligibility criteria of that class. The Fund may also convert shares of any account held directly with the Fund in the R6 Class to the Fund’s Institutional Class or Advisor Class, if a shareholder no longer satisfies the eligibility criteria of that class. Share balances of accounts held directly with the Fund may be examined from time to time to determine if such an account remains eligible for either the Advisor Class or Institutional Class.  Shareholders will be notified in writing before any such conversion to another class.  Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes for a conversion between classes of shares of the same Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as a conversion transaction.

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ADDITIONAL INFORMATION ABOUT EXCHANGES AND CONVERSIONS

You may exchange your shares by contacting the Fund directly or through an intermediary. If you hold your shares through an intermediary, you should contact your intermediary for further details. Subject to the applicable rules of the SEC, the Fund reserves the right to modify or terminate the exchange or conversion privileges at any time.

SHAREHOLDER SERVICES

For investors who hold shares directly with the Fund and not through an intermediary.

INVESTOR CLASS SHAREHOLDERS, ADVISOR CLASS SHAREHOLDERS, INSTITUTIONAL CLASS SHAREHOLDERS, AND R6 CLASS SHAREHOLDERS

If you are a holder of the Fund’s Investor Class Shares, Advisor Class Shares, Institutional Class Shares, or R6 Class Shares, and hold Fund shares directly with the Fund and not through an intermediary, the following services are available to you.

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and sales of Fund shares, as well as periodic statements. Shares purchased by reinvestment of dividends or pursuant to an automatic investment plan will be confirmed to you quarterly. Shares redeemed using a systematic withdrawal plan and paid by electronic transfer (ACH) or wire transfer to your bank account will be confirmed to you quarterly. In addition, the Fund will send you periodic reports showing Fund portfolio holdings and will provide you annually with tax information. We suggest that you keep your account statements with your other important financial papers. You may need them for tax purposes.

The Fund reduces the number of duplicate prospectuses and annual and semi-annual shareholder reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Fund at 1-800-OAKMARK (625-6275) to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request.

Electronic Delivery of Fund Documents. You may elect to receive the Fund’s prospectus, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on Oakmark.com. To receive the Fund’s documents electronically, you must have an e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time.

Customer Identification Program. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.

In order to open an account, the Fund will ask you to provide certain identifying information on the account application, including your full name, address, date of birth and social security number or taxpayer identification number. If you fail to provide the appropriate information, we may reject your application and all monies received to establish your account will be returned to you. As a result, it is very important that the application be filled out completely in order to establish an account.

After your account is established, the Fund is required to take steps to verify your identity. These actions may include checking your identifying information against various databases. If the Fund is unable to verify your identity from the information you provide, you may be restricted from making future purchases for or transfers of shares from your account; or, your account may be closed and the redemption proceeds will be paid to you. You will receive the share price next calculated after the Fund determines that it is unable to verify your identity; so, your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.

Additionally, the Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons. In addition, the Fund may be required to transfer the account or proceeds of the account to a government agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken these actions.

IRA Plans. The Fund has a master IRA plan that allows you to invest in a Traditional IRA, Roth IRA, Coverdell Education Savings Account, SEP IRA or SIMPLE IRA on a tax-sheltered basis in the Fund or Oakmark Units. The plan also permits you to “roll over” or transfer to your Traditional IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a SEP, you may establish a Traditional IRA with the Fund to which your employer may contribute, subject to special rules designed to avoid discrimination. Information on IRAs may be obtained by visiting Oakmark.com or calling an investor service representative at 1-800-OAKMARK (625-6275).

Establishing Privileges. You may establish any of the shareholder privileges when you complete an application to purchase shares of the Fund. If you have already established an account and want to add or change a privilege, visit Oakmark.com to obtain a Shareholder Services Form and return the completed form to the Oakmark Funds, or call an investor service representative at 1-800-OAKMARK (625-6275) to request the appropriate form.

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Voice Recognition System. To obtain information about your account, such as account balance, last transaction and distribution information, to purchase, redeem or exchange shares of the Fund or Oakmark Units, or to order duplicate statements, call the Fund’s Voice Recognition System, at 1-800-OAKMARK (625-6275). Please note: you must have a personal identification number (a “PIN”) to access account information through 1-800-OAKMARK (625-6275).

Website. To learn more about the Oakmark Funds, or to obtain a summary prospectus, the statutory prospectus, account application, shareholder report, account servicing form, or the Fund’s daily NAV, or to read portfolio manager commentaries visit Oakmark.com. To perform transactions, establish systematic investing privileges, change your address, view statements or obtain information about your account, such as your account balance, average cost information, your last transaction and account history, log into your account and follow the instructions.

Telephone and Internet Transactions. You may perform many transactions— including exchanges, purchases and redemptions—by telephone and over the Internet. To prevent unauthorized transactions in your account, the Fund will take precautions designed to confirm that instructions communicated through the telephone or Internet are genuine. For example, the Fund or its agents may record a telephone call, request a PIN or password, request more information and send written confirmations of telephone and Internet transactions. The Fund requests that shareholders review these written confirmations and notify the Fund immediately if there is a problem. The Fund will not be responsible for any loss, liability, cost or expense resulting from an unauthorized transaction initiated by telephone or the Internet if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller or Internet user.

Whenever we receive a telephone order, we take steps to make sure it is in good order. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

Account Address Change. You may change the address of record for the Fund account by sending written instructions to the Fund at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558 or by calling an investor service representative at 1-800-OAKMARK (625-6275). You may change your address by visiting Oakmark.com and logging in to your account and following the instructions. You also may change your address by noting the change on the investment slip included as part of your quarterly account statement. P.O. Box addresses will only be accepted with accompanying street address information. Please note that a Medallion Signature Guarantee is required if you wish to redeem shares to your address of record within 15 days of an address change.

Account Registration Change. You may change the account registration by sending the Change of Registration Form with a Stamp 2000 Medallion Signature Guarantee, as described above, to the transfer agent at The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. See “How to Redeem Investor Class Shares, Advisor Class Shares, Institutional Class Shares, and R6 Class Shares—Signature Guarantee” in this prospectus for additional information. Please note that other documentation may be required depending on the type of account registration.

Account Transcripts. You may order a transcript of activity in your account(s) by calling an investor service representative at 1-800-OAKMARK (625-6275). The Fund may assess a processing charge for a transcript order.

EXPENSES

“Other expenses” shown above for the Fund in the section entitled “Fees and Expenses of the Fund” includes legal and auditing fees, transfer agency expenses, shareholder report expenses, custodian fees, shareholder servicing fees and some other expenses.

ESCHEATMENT OF FUND ASSETS

Financial institutions, including the Fund, are required to transfer your financial assets to the state of your account registration if they are unclaimed or deemed abandoned under that state’s property laws. This process is referred to as escheatment.

Abandoned Property. State unclaimed and abandoned property laws generally apply to both unclaimed shares of the Fund and uncashed dividends or other distributions from the Fund. The rules for determining when a security or security distribution is required to be escheated to the state vary considerably by state and may depend on the type of account. Some states require escheatment if you have not initiated contact or activity with the Fund within a specified time period (generally, three or five years). Other states require escheatment only if mailings sent to you are returned as undeliverable by the United States Postal Service. Please check your state’s unclaimed or abandoned property laws for specific information.

Please refer to the “Distributions and Taxes—Distributions” section below for the Fund’s handling of uncashed dividend or capital gain distribution checks. Importantly, the reinvestment of distributions to your account will not necessarily prevent such amounts or your shares of Fund from being escheated to the state.

A state is typically permitted to sell or liquidate the shares at the prevailing market price. In the event that you seek to reclaim the escheated shares after they have been liquidated, you will generally be able to recover only the amount received by the state when it sold the shares, and not any appreciation that may otherwise have been realized had the shares not been liquidated. IRA assets escheated under state abandoned property laws may be treated as a distribution and amounts withdrawn may be subject to income tax withholding and penalties. You should consult your tax adviser for advice about the particular tax consequences associated with the escheatment of your shares.

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Escheatment Prevention. To prevent your assets from being deemed abandoned and escheated, it is recommended that you maintain direct contact with the Fund. Initiate contact with the Fund at least annually by accessing your account through Oakmark.com, sending correspondence to us about your account(s), or calling 1-800-OAKMARK (625-6275) to speak with an investor service representative. Additionally, please notify us of any name and address changes immediately and cash dividend and redemption checks from your account(s) promptly. The Fund makes every effort to mail a notice to you if you are at risk of escheatment due to inactivity. Please open all correspondence from the Fund and respond, if necessary.

For investors who hold shares through an intermediary.

INVESTOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS, AND R6 CLASS SHAREHOLDERS

If you are a holder of the Fund’s Investor Class, Advisor Class Institutional Class, or R6 Class Shares through an intermediary, your 401(k) or other retirement plan will provide shareholder services to you as required in accordance with your plan agreement. The fees and policies outlined in this prospectus are set by the Fund and by the Adviser. However, most of the information you will need for managing your investment will come from your investment provider. This includes information on how to purchase or redeem Investor Class, Advisor Class, Institutional Class, or R6 Class Shares, investor services, and additional policies.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Fund distributes to its shareholders substantially all net investment income as dividends and any net capital gains realized from sales of the Fund’s portfolio securities. The Fund expects to declare and pay dividends annually. Net realized capital gains, if any, are paid to shareholders at least annually.

All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by cash or check. For accounts held directly with a Fund, if a dividend or capital gain distribution check from the Fund mailed to you is returned as undeliverable or is not presented for payment within six months, the Fund will reinvest the dividend or distribution in additional Fund shares promptly and the check will be canceled. In addition, future dividends and capital gain distributions will be automatically reinvested in additional Fund shares unless you contact the Fund and request to receive distributions by cash or check. Annual capital gain distribution estimates may be available prior to payment and may be obtained by calling 1-800-OAKMARK (625-6275) or visiting Oakmark.com.

TAXES

The following discussion of U.S. and foreign taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax advisor.

Redemptions. When you redeem shares, you will experience a capital gain or loss if there is a difference between the tax basis of your shares and the price you receive when you redeem them. The federal tax treatment will depend on how long you owned the shares and your individual tax position. You may be subject to state and local taxes on your investment in the Fund, depending on the laws of your home state or locality.

Withdrawal. In general, withdrawals from a Traditional IRA are taxable in the year you receive them. If you withdraw from your Traditional IRA, federal income tax will be withheld at a flat rate of 10% (unless when you request your distribution you elect not to have tax withheld or you elect a different withholding amount). Withdrawals from your Roth IRA are not generally subject to tax withholding.

Exchanges. If you perform an exchange transaction of Fund shares for shares of another Oakmark Fund, it is considered a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes for an exchange between classes of shares of the same Fund provided that the transaction is undertaken and processed, with respect to any shareholder, as an exchange transaction. You should consult your own tax advisor for advice about the particular federal, state, and local tax consequences before making an exchange.

Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.

Your distributions are taxable whether you take them in cash or reinvest them in additional shares.

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For federal tax purposes, the Fund’s income and short-term capital gain distributions are taxed as ordinary income and long-term capital gain distributions are taxed as long-term capital gains, except that “qualified dividend income” of noncorporate investors who satisfy certain holding period requirements is taxed at long-term capital gain rates, which currently reach a maximum of 20%. The character of a capital gain as long-term or short-term depends on the length of time that the Fund held the asset it sold.

Every year, the Fund will send you and the Internal Revenue Service (“IRS”) a statement called Form 1099 showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year. Dividends declared during October through December and paid during the following January will be treated for income tax purposes as having been received by shareholders on December 31 of the year in which they were declared.

Cost Basis Reporting. The Fund is required to report to the IRS and furnish to its shareholders “cost basis” information for Fund shares acquired on or after January 1, 2012 (“covered shares”) and sold on or after that date. These requirements do not apply to investments through a tax-deferred accounts, such as a 401(k) plan or an individual retirement plan. For accounts held directly with the Fund, if you redeem covered shares during any year, the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

The Fund’s default cost basis methodology will be an average cost calculation of all covered shares. If you and your financial or tax advisor determine another method to be more beneficial to your situation, you will be able to change your default setting to another IRS-accepted cost basis method via Oakmark.com, or by notifying the Fund’s transfer agent in writing. The elected cost basis (or the default cost basis method) for each sale of Fund shares may not be changed following the settlement date of each such sale of Fund shares.

You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Buying Into a Distribution. Purchasing the Fund’s shares in a taxable account shortly before a distribution by the Fund is sometimes called “buying into a distribution.” You pay income taxes on a distribution whether you reinvest the distribution in shares of the Fund or receive it in cash. In addition, you pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought shares of the Fund.

The Fund may build up capital gains, dividends and interest during the period covered by a distribution (over the course of the year, for example) when securities in the Fund’s portfolio are sold at a profit. After subtracting any capital losses, the Fund distributes those gains to you and other shareholders, even if you did not own the shares when the gains occurred (if you did not hold the Fund earlier in the year, for example), and you incur the full tax liability on the distribution.

Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund’s dividends. If the Fund qualifies for, and makes, a special election, your share of such foreign taxes will be includable in your income and you may be able to claim an offsetting credit or deduction on your tax return for your share of such foreign taxes.

Backup Withholding. You must furnish to the Fund your properly certified social security or other tax identification number to avoid the Federal income tax backup withholding on dividends, distributions and redemption proceeds. If you do not do so or the IRS informs the Fund that your tax identification number is incorrect, the Fund may be required to withhold a percentage of your taxable distributions and redemption proceeds. Because the Fund must promptly pay to the IRS all amounts withheld, it is usually not possible for the Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your federal income tax return.

Foreign Account Tax Compliance Act (FATCA). The Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to any shareholder who fails to meet prescribed information reporting or certification requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. In general, no such withholding will occur with respect to a U.S. individual who provides the certifications required to avoid backup withholding; however, shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required. You should consult your tax advisor as to the impact of these requirements on your investment in the Fund.

23

FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the Fund had not yet commenced operations and had no financial highlights to report.

24

You may obtain more information about the Fund’s investments in the Fund’s semi-annual and annual reports to shareholders. These reports contain information on the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

You may wish to read the Statement of Additional Information for more information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is considered to be part of this prospectus.

You may obtain free copies of the Fund’s semi-annual and annual reports and the Statement of Additional Information, request other information, and discuss your questions about the Fund by writing or calling:

The Oakmark Funds
P.O. Box 219558
Kansas City, MO 64121-9558
1-800-OAKMARK
(1-800-625-6275)

The requested documents will be sent within three business days of your request.

You also may obtain the Fund’s Statement of Additional Information and the annual, semi-annual and quarterly reports to shareholders, along with other information, free of charge, by visiting Oakmark.com.

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to a household, even if more than one person in that household holds shares of the Fund. Call Oakmark at 1-800-OAKMARK (625-6275) if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact the Fund in writing at P.O. Box 219558, Kansas City, Missouri 64121-9558.

E-Delivery

Electronic copies of most financial reports and prospectuses are available on Oakmark.com. To participate in the Fund’s electronic delivery program, visit the Oakmark Fund’s website for more information.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s internet website at www.sec.gov. Copies of the Fund documents may be obtained, after paying the appropriate duplicating fee, by e-mail request at publicinfo@sec.gov.

Harris Associates Investment Trust

811-06279

25

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities.

Subject to Completion

Preliminary Statement of Additional Information

Dated July 16, 2021

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER [ ], 2021

THE OAKMARK FUNDS

No-Load Funds

111 South Wacker Drive
Chicago, Illinois 60606-4319
Telephone 1-800-OAKMARK (1-800-625-6275)
Oakmark.com

	Investor Class	Advisor Class	Institutional Class	R6 Class
Oakmark Small Cap Fund	[ ]	[ ]	[ ]	[ ]

This Statement of Additional Information (“SAI”) relates to Oakmark Small Cap Fund (the “Fund”), a series of Harris Associates Investment Trust (the “Trust”) that offers shares pursuant to a prospectus dated October [ ], 2021. This SAI is not a prospectus but provides information that should be read in conjunction with the Fund’s prospectus dated the same date as this SAI and any supplement thereto. You may obtain the Fund’s prospectus from the Fund at no charge by writing, telephoning or accessing the Fund at its address, telephone number or website shown above.

Table of Contents

The Fund

The Fund seeks long-term capital appreciation.

The Fund is an individual series of the Trust, an open-end management investment company, and is diversified. The Trust has been a Massachusetts business trust since February 1, 1991. It is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”) and operates pursuant to an Amended and Restated Agreement and Declaration of Trust dated October 19, 2016 (the “Declaration of Trust”).

The Fund is newly organized as of, and had no operations prior to, the date of this SAI.

Investment Restrictions

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for the Fund supplements the discussion of investment policies in the Fund’s prospectus. The first 9 restrictions listed below, except the footnote related to restriction 9, are fundamental policies and may be changed only with the approval of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of (i) 67% of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. The remaining restrictions are not designated as “fundamental,” and along with the Fund’s investment objective, may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. The Fund’s investment objective will not be changed without at least 30 days’ notice to shareholders.

Fundamental

In pursuing its investment objective, the Fund will not:

1.  In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

2.  Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3.  Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

4.  Borrow money or issue senior securities except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief;

5.  Underwrite the distribution of securities of other issuers; however the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933, as amended (the “1933 Act”) on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

6.  Make loans to other persons, except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief;

7.  Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

8.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, each as may be amended from time to time, from purchasing, selling or entering into financial derivative or commodity contracts (such as futures contracts or options on futures contracts, or transactions related to currencies), subject to compliance with any applicable provisions of the federal securities or commodities laws;

9.  Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;(1)

Non-Fundamental

10.  Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

11.  Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments;

12. Invest more than 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts (“ADRs”)).

13.  Make short sales of securities unless (i) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (ii) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding short sales against-the-box(2)) does not exceed 5% of the value of the Fund’s net assets, and the Fund covers such a short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff;

14.  Purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets;

15.  Write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund would not exceed 15% of its net assets;

Notwithstanding the foregoing investment restrictions, the Fund may purchase securities pursuant to the exercise of subscription rights, provided, that such purchase will not result in the Fund ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Fund may not always realize full value on the sale of rights. An exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or already would have been exceeded as a result of fluctuations in the market value of the Fund’s portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

(1)  In addition to this investment restriction, the 1940 Act provides that the Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of its assets (valued at the time of investment) in all investment company securities purchased by the Fund. Investment in the shares of another investment company would require the Fund to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Fund.

(2)  A short sale “against the box” involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent amount of such security in kind or amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration.

How the Fund Invests

Bottom-Up Investment Process

All portfolio managers at Harris Associates L.P., investment adviser to the Fund (the “Adviser”) strive to abide by a consistent value investment philosophy and process. This process involves a collective, unified effort to identify what the managers believe are the best values in the marketplace for the Fund.

Each manager typically constructs a focused portfolio from a list of approved securities, built on an individual security basis from the bottom up. The following chart illustrates this bottom-up investment process:

Bottom-Up Investment Process

Universe of Thousands of Equity Securities

(All stocks available for investment.)

Criteria Screens
(Managers and research team screen for securities that they believe are worth further consideration.)

Quantitative and Qualitative Research
(Rigorous analysis is performed to seek to ensure that the security meets certain “value” standards.)

Approved List
(Approximately 30-75 securities.)

Invest
(Managers select securities from the approved list for their specific funds.)

Investment Strategies and Risks

The Fund may buy the types of securities and use the investment strategies described below, subject to any applicable investment policies and limitations. The Fund’s principal investment strategies and the principal risks of the Fund’s principal investment strategies are discussed in the Fund’s prospectus.

Small Cap Securities

The Fund will invest in securities issued by “small cap companies.” For the Fund, a small cap company is one whose market capitalization is no larger than the largest market capitalization of the companies included in the Russell 2000® Index ($28.44 billion as of June 30, 2021). The Russell® 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Over time, the largest market capitalization of the companies included in the Russell 2000® Index will change. As it does, the size of the companies in which the Fund invests may change. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by small cap companies. The Fund will notify shareholders at least 60 days prior to changing that policy.

Securities of Non-U.S. Issuers

The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers.

International investing may permit an investor to take advantage of the growth in markets outside the United States. The Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trade in U.S. markets, evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Fund may invest in both “sponsored” and “unsponsored” ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

With respect to portfolio securities of non-U.S. issuers or of U.S. issuers denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock may remain unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock may fall. See discussion of transaction hedging and portfolio hedging under “Currency Exchange Transactions.”

You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; frequently greater transaction and custody costs; risk expropriation; less liquidity and frequently greater price volatility; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign investors and their subcustodial arrangements.

Although the Fund tries to invest in companies located in countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

Privatizations. Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises (“privatizations”). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and may invest assets of the Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law, and/or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

Emerging Markets. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of those securities or, if the Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency. Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that such an emergency is present. During the period commencing from the Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith in accordance with the Trust’s compliance policies and procedures.

Income from securities held by the Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. The net asset value (“NAV”) of a class of Fund shares also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

Foreign Investment Companies. Certain markets are closed in whole or in part to direct equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through foreign government-approved or authorized investment vehicles, which may include other investment companies. The Fund also may invest in other investment companies that invest in non-U.S. securities. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses. In addition, investing through such vehicles may be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the Fund does not own more than 3% of the voting stock of any one investment company. The Fund does not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of the investment justify the payment of any applicable fee, premium or sales charge.

Debt Securities

The Fund may invest in debt securities, including lower-rated debt securities (i.e., securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global, or Ba1 or lower by Moody’s Investor Services, Inc., commonly called “junk bonds”) and securities that are not rated. There may be a wide variation in the quality of bonds, both within a particular ratings classification and between ratings classifications. An economic downturn could severely disrupt the market for such securities as well as adversely affect the value of such securities and the ability of the issuers to repay principal and interest. The Fund may invest up to 25% of its total assets in debt securities. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of its assets that may be invested in debt securities in a particular ratings category.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium- and lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to real or perceived adverse economic changes or individual corporate developments. Negative economic developments may have a greater impact on the prices of lower-rated debt securities than on those of other higher rated debt securities. The market for lower-rated debt securities may react strongly to adverse news about an issuer or the economy, or to the perception or expectations of adverse news. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad and may be more thinly traded, than that for higher-rated securities, which can affect the prices at which these securities can be sold. The market for unrated debt securities is even narrower. The market prices of these securities can change suddenly and unexpectedly. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. See “Investing with The Oakmark Funds — Share Price” in the Fund’s prospectus. The market value of those securities and their liquidity may be affected by adverse publicity and investor perceptions. Transaction costs with respect to lower-rated debt securities may be higher, and in some cases, information may be less available than is the case with investment grade securities.

In addition, the Fund may invest in short-term and long-term debt securities (such as bonds, including those issued in non-U.S. countries, notes and debentures). Short-term debt securities have one year or less remaining to maturity at the time of purchase, while long-term debt securities have maturities of over a year. Short-term and long-term debt securities may have fixed, variable or floating interest rates.

A description of the characteristics of bonds in each ratings category is included in Appendix A to this SAI.

When-Issued, Delayed-Delivery and Other Securities

The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased either will be maintained in a segregated account with the Fund’s custodian or will be earmarked on the Fund’s records (through appropriate notation on the books of the Fund or the Fund’s custodian). Such segregation or earmarking shall be maintained throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by the Fund, may increase NAV fluctuation.

The Fund also may enter into a contract with a third party that provides for the sale of securities held by the Fund at a set price, with a contingent right for the Fund to receive additional proceeds from the purchaser upon the occurrence of designated future events, such as a tender offer for the securities of the subject company by the purchaser, and satisfaction of any applicable conditions. Under such an arrangement, the amount of contingent proceeds that the Fund will receive from the purchaser, if any, will generally not be determinable at the time such securities are sold. The Fund’s rights under such an arrangement will not be secured and the Fund may not receive the contingent payment if the purchaser does not have the resources to make the payment. The Fund’s rights under such an arrangement also may be illiquid and subject to the limitations on ownership of illiquid securities.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). Convertible securities have general characteristics similar to both debt instruments and common stocks. The interest or dividend rate paid on convertible securities may be fixed or floating rate. Because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for common stocks. Convertible securities frequently fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and typically are unrated or lower rated than such debt obligations.

Government-Sponsored Entity Securities

The Fund may invest in government-sponsored entity securities, which are securities issued or guaranteed by entities such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, among others.

There are different types of U.S. government securities with different levels of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration. These securities have the lowest credit risk. Other types of securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the United States. For example, some securities are supported by the right of the agency or instrumentality to borrow from the U.S. Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, Fannie Mae, or Student Loan Marketing Association and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority. As a result, you should be aware that although an issuer may be chartered or sponsored by Acts of Congress, an issuer may not be funded by congressional appropriations, and as such its securities are neither guaranteed nor insured by the U.S. Treasury.

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the United States, there can be no assurance that the U.S. government will always provide financial support to the agency or instrumentality. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. The Fund will invest in securities of agencies or instrumentalities only if the Adviser believes that the credit risk involved is acceptable.

It is possible that the securities discussed in this section could be adversely affected by the actions (or inactions) of the U.S. government.

Investments in government-sponsored entity securities include agency mortgage-backed securities.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities (“MBS”) are interests in, or are secured by and payable from, pools of mortgage loans. MBS may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by a government sponsored stockholder-owned corporation though not backed by the full faith and credit of the U.S. (such as Fannie Mae or Freddie Mac); or issued by fully private issuers. Private issuers originate and invest in mortgage loans and may include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Asset-backed securities (“ABS”) are interests in, or secured by and payable from, pools of assets such as loans, leases, credit card debt, royalties, or receivables.

The values of MBS and ABS are influenced by the factors affecting the assets underlying the securities. The value of these securities may be significantly affected by changes in interest rates. These securities are also subject to the risk of default on the underlying assets, which may increase particularly during periods of market downturn. An unexpectedly high rate of defaults on the underlying assets will decrease the security’s value. If borrowers pay back principal on MBS or ABS, before (prepayment) or after (extension) the market anticipates such payments, shortening or lengthening their duration, the Fund’s performance could be impacted. MBS and ABS may differ from traditional fixed-income securities in that the interest and principal payments are made more frequently and that principal may be prepaid at any time (because the underlying mortgage loans generally may be prepaid at any time). As a result, if these assets are purchased by the Fund at a premium, a faster-than-expected prepayment rate may reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If the Fund purchases MBS or ABS at a discount, faster-than-expected prepayments may increase, and slower-than-expected prepayments will likely reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although MBS and ABS will decrease in value as a result of interest rate increases generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would increase the inherent volatility of the Fund by increasing the average life of the Fund’s portfolio securities. At times, the market for MBS and ABS may be volatile. Further, the U.S. Government has taken actions in the past that has impacted MBS and ABS and these security types may be significantly impacted by any future actions by the U.S. Government.

Inflation-Indexed Securities

The Fund may invest in inflation-indexed debt securities issued by governments, their agencies or instrumentalities or corporations. Inflation-indexed debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed security with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed security will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the securities is not guaranteed and will fluctuate. The Fund also may invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Illiquid Securities and Restricted Securities

The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

Restricted securities generally may be sold only (i) to qualified institutional buyers, (ii) in privately negotiated transactions or (iii) in a public offering with respect to which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if these securities were publicly traded. Restricted securities often are illiquid, but also may be liquid.

Where the Fund holds restricted securities and registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Notwithstanding the above, the Fund may purchase securities, including non-U.S. securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s net assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Additionally, the Fund may invest in securities of U.S. and non-U.S. issuers offered outside the United States that are not registered with the SEC pursuant to an applicable exemption under the 1933 Act. Such securities may be freely traded on the local exchange of the country in which the securities were issued or among certain qualified institutional investors, such as the Fund, but, depending upon the circumstances, may only be re-sold in the United States if an exemption from registration under the federal and state securities laws is available. Investing in these securities provides the Fund with opportunities to diversify and invest in securities of issuers who wish to offer and sell their securities internationally to non-U.S. investors and qualified institutional buyers. However, to the extent that such securities do not trade on the local exchange or qualified institutional buyers become uninterested in purchasing such securities, the Fund’s level of illiquidity may increase.

Commercial Paper

The Fund may acquire commercial paper. Commercial paper is short-term promissory unsecured notes issued by companies primarily to finance short-term credit needs. Certain notes may have floating or variable rates. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Private Placements

The Fund may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs.

Short Sales

The Fund may make short sales of securities if (a) the Fund owns at least an equal amount of such securities, or of securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into at least an equal amount of such securities with no restriction other than the payment of additional consideration or (b) immediately after such a short sale, the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against-the-box, as defined below) does not exceed 5% of the value of the Fund’s net assets, and the Fund covers such short sales as described in the following paragraph.

A short sale against-the-box involves the sale of a security with respect to which the Fund already owns or has the right to acquire an equivalent security in kind and amount, or securities that are convertible or exchangeable, or anticipated to be convertible or exchangeable, into such securities with no restriction other than the payment of additional consideration.

In a short sale, the Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, in order to cover its short positions, the Fund must deposit and continuously maintain in a separate account with the Fund’s custodian either (1) an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration or (2) cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker-dealer in connection with the short sale. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. The Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest that the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) may limit the degree to which the Fund is able to enter into short sales. There is no limitation on the amount of the Fund’s assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

Lending of Portfolio Securities

The Fund may lend its portfolio securities to broker-dealers and banks to the extent indicated in restriction 6 under “Investment Restrictions.” Any such loan must be continuously secured by collateral in cash, cash equivalents or non-cash collateral in the form of U.S. Treasury or agency securities maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and attempt to obtain the securities loaned at any time, and the Securities Lending Agent shall terminate such loan no later than five business days after notice by the Fund. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. There could also be a decline in the value of the collateral or in the value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income and lack of access to income during this period. In addition, the Fund may not exercise proxy voting rights for a security that is on loan if it is unable to recall the security prior to the record date.

The Trust has entered into a securities lending agency agreement (“Securities Lending Agreement”) with State Street Bank and Trust Company (“State Street”) pursuant to which State Street acts as securities lending agent for the Fund and administers the Fund’s securities lending program. State Street may perform various services for the Fund, including the following: (i) lending portfolio securities to borrowers identified in the Securities Lending Agreement; (ii) receiving and delivering securities, as applicable, to effect such loans; (iii) monitoring daily the market value of loaned securities; (iv) ensuring daily movement of collateral associated with loan transactions; (v) daily marking to market loaned securities and non-cash collateral; (vi) monitoring dividend activity with respect to loaned securities; (vii) furnishing State Street’s standard form of Securities Borrowing Agreement upon request and (viii) arranging for the return of loaned securities at the termination of the loan. In the case of borrower default, State Street will use its best efforts to pursue any remedies available under the Securities Lending Agreement.

As of the date of this SAI, the Fund was new and had not yet issued any shares. Accordingly, it has no securities lending activity to report.

Interfund Lending

Pursuant to an exemptive order issued by the SEC and corresponding compliance procedures adopted by the Board, the Fund may lend money to, and borrow money from, other series of the Trust pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Fund may lend or borrow money for temporary purposes directly to or from another series of the Trust (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If the Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Program, entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The Fund may make an unsecured borrowing under the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Lending Program are equal to or less than 10% of its total assets, provided that, if the Fund has a secured loan outstanding from any other lender, including but not limited to another series of the Trust, the Fund’s borrowing under the Interfund Lending Program would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an interfund borrowing under the Interfund Lending Program exceeded 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. The Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets.

The Fund may not lend to another series of the Trust through the Interfund Lending Program if the loan would cause the Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. The Fund’s Interfund Loans to any series of the Trust shall not exceed 5% of the Fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive relief application permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Fund borrows money from another series of the Trust, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another series of the Trust. Interfund Loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The Fund may not borrow more than the amount permitted by its investment limitations.

Forwards, Futures, Swap Agreements, and Options (collectively, “Financial Instruments”)

Financial Instruments are instruments whose value depends upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices. A Financial Instrument may be used for “hedging,” meaning that it may be used with the goal of offsetting a decline in value in other Fund investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors. Financial Instruments may also be used for non-hedging purposes, such as to implement a cash management strategy, to enhance income or gain, to manage or adjust the Fund’s risk profile or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas. These Financial Instruments are subject to government regulation, at times significant regulation, and performance and utilization may be impacted by further government regulation.

Forwards

Forwards are contracts that create an obligation to purchase or sell a specific currency or other asset at a specified price on a future date set at the time of the contract. The Fund may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“forward contract”). A forward contract is an agreement that involves the exchange of two different currencies on a specific future date at a fixed rate that was agreed upon at the inception of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed. Forward currency transactions may involve currencies of the different countries that the Fund may invest in, or be exposed to, and are designed to serve as hedges against possible variations in the exchange rates between currencies. The cost to the Fund of engaging in forward contracts varies with factors such as the currency of the transaction, the contract period length and the prevailing market conditions.

The contractual amount of a forward contract does not necessarily represent the risk of the contract of the Fund. Measuring risk associated with these instruments is only meaningful when all related and offsetting transactions are considered. Forward contracts are subject to many of the same risks as derivatives. Forward contracts are subject to counterparty risk, which is the risk that the counterparty to a contract would be unable or unwilling to meet the terms of its contract. The value of a forward contract fluctuates depending on the price movement of the currencies involved. The value of a foreign currency relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund’s portfolio investments. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. There is no limitation on the daily price movements of forward contracts. The use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund’s total return.

Principals in the forward markets have no obligation to continue to make markets in the forward contracts traded and there is generally not a secondary market for forward contracts. There have been periods during which certain banks or dealers have refused to quote prices for forward contracts or have quoted prices with an unusually wide spread between the price at which they are prepared to buy and that at which they are prepared to sell. There may be delays in the settlement of forward contracts due to the foreign currency. There may be disruptions in the forward markets because of unusually high trading volume, political intervention or other factors. For example, the imposition of credit controls by governmental authorities might limit forward contracts trading, and could negatively affect the Fund’s performance.

The Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. The Fund also may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency. Although forward contracts may be used to protect the Fund from adverse currency movements, there is no guarantee that the Fund’s hedging strategy will be successful.

The Fund’s currency transactions are limited to transaction hedging and portfolio hedging. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging uses a forward contract on an actual or anticipated portfolio securities position that is denominated or quoted in a particular currency or exposed to foreign currency fluctuation. The Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in, or exposed to, a specific currency or currencies. When the Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

If the Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund’s commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund’s custodian and marked to market daily, while the contract is outstanding.

At the maturity of a forward contract to deliver a particular currency, the Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is widely anticipated by the market to the point that the Fund is not able to contract with the counterparty to sell the currency at a price above the devaluation level the Fund anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Futures

A future (or futures contract) is an agreement establishing the sale by one party and purchase by another at a specified price and future time of a specified quantity of an underlying instrument, such as a security, interest rate, currency, or index level. The value of a futures contract typically correlates with the value of the underlying instrument. Futures contracts are standardized, are traded through a national (or foreign) exchange, and are cleared through an affiliate of the exchange that acts as both the buyer to every seller and the seller to every buyer. The Fund may either purchase or sell a futures contract. The purchase of a futures contract involves the Fund’s assumption of a contractual obligation to take delivery of the underlying instrument at the specified price and time. The sale of a futures contract means that the Fund assumes the contractual obligation to deliver the underlying instrument at the specified price and time.

Depending on the underlying security and the terms of the futures contract, physical settlement of the futures contract may occur through actual delivery or receipt of the underlying instrument or cash settlement based on the difference in the price of the underlying instrument on the last day of the contract relative to the price at which the contract was entered into. In practice, most futures contracts that are physically settled through delivery of the underlying instrument by their terms are typically cash settled or closed out prior to their maturity dates. Closing out a futures contract involves an offsetting transaction for the same deliverable with the same maturity date. This may result in a gain or a loss.

The Fund accesses the futures markets through a clearing broker (known as a “futures commission merchant”) that submits the Fund’s trades to the relevant clearing facilities, holds collateral required by the exchange and clearing facilities, and transmits payments between the Fund and the applicable clearing facility. When the Fund purchases or sells a futures contract, the Fund is required to deposit a specified amount of liquid assets (“initial margin”) in a segregated account. The amount of margin required for a particular futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. In addition, the Fund may be subject to a margin call and be required to post sufficient assets to restore the value of the collateral to the initial margin level or if the value exceeds the initial margin level, any excess may be transferred to the Fund. Initial margin will be returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the notional value of the contract being traded. Because of the low margin deposits required, futures trading involves a high degree of leverage and small price movements in futures contracts may results in immediate and significant loss or gain. Losses for certain futures contracts may exceed the initial margin and may be unlimited.

When the Fund holds open futures positions, it will daily pay or receive cash, called “variation margin,” equal to the daily change in value of each futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement of the amount that would be owed if the futures contract expired on that day. In computing its net asset value, the Fund will mark to market its open futures positions. In addition, if another futures customer of the futures commission merchant defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as the Fund — to meet the defaulting customer’s obligations. If the futures commission merchant or clearing broker holding the initial margin or premium goes bankrupt, the Fund could suffer a delay in recovering margin and could ultimately suffer a loss. A futures exchange may set a daily limit in the amount of fluctuation in the price of a futures contract. Once this daily limit is reach, no trades may be made at a price beyond that limit. These daily limits do not limit potential losses and may increase the risk of loss by preventing liquidation of unfavorable futures.

Swap Agreements

A swap agreement is a contract obligating two counterparties to make a series of payments on one or more future dates based upon applying changes in specified prices or rates of an underlying instrument over some period of time to a specified “notional” amount. The notional amount is used to calculate the payment stream, but is generally not exchanged. Swap payments are typically determined on a “net” basis (i.e., by netting the two payment streams to determine a single amount payable by one counterparty to the other). For example, a total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Other swaps, such as credit default swaps, involve an instrument that is dependent on the occurrence or nonoccurrence of an event with a potential financial, economic, or commercial consequence. Swaps may increase the Fund’s volatility, liquidity and leverage exposure, which may significantly impact the Fund’s performance.

Some swaps are centrally cleared through swap clearing facilities on which a central clearing counterparty is interposed between the two swap counterparties, similar to the structure of the futures market. Swap execution and clearing facilities are only available for certain types of liquid swaps with standardized terms, based on regulatory mandates and market demand. Clearing reduces the risk of a particular counterparty’s default, but may create an additional risk in the event of a clearing facility failure. A default or failure by the clearing facility or a futures commission merchant may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral or margin, or fully implementing its investment strategies.

Swaps entered into on a bilateral basis (that are not centrally cleared) are subject to counterparty credit risk (i.e., the risk a counterparty will not make required payments) and to dispute risk (i.e., the risk that two counterparties will disagree on the amount of a payment to be made, the value of a transaction, or the proper interpretation of a contractual term). Under regulations recently enacted in the U.S., the EU, and many other jurisdictions in order to reduce credit risk, most types of bilateral swaps are required to be secured by the exchange of margin between the parties to the swap.

If the Fund wishes to terminate its exposure to a cleared swap, it must enter into an off-setting transaction. An over-the-counter swap may be terminated by negotiating a price with the Fund’s counterparty, based on the swap’s market value, or by entering into an off-setting transaction with the same counterparty. Swap agreements can be in different forms and known by many names, such as but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, currency swaps, equity swaps, credit default swaps, commodity-linked swaps, and contracts for differences.

Options

The Fund may purchase and sell both call options and put options on securities. An option on a security is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of a call option to deliver the underlying security upon payment of the exercise price or upon exercise of a put option to pay the exercise price upon delivery of the underlying security. FLEX options are exchange traded and allow users to customize strike prices, exercise styles, and expiration dates.

The Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund would not exceed 15% of its net assets. In the case of a call option, the option is covered if the Fund owns (a) the securities underlying the option, (b) other securities with respect to which the Fund anticipates receiving the underlying securities as a dividend or distribution or upon a conversion or exchange and liquid assets held by the Fund having a value at least equal to the value of such underlying securities held in a segregated account with the Fund’s custodian or that are earmarked on the Fund’s records (through appropriate notation on the books of the Fund or the Fund’s custodian) or (c) an absolute and immediate right to acquire the underlying security without additional consideration or, if additional consideration is required, liquid assets held by the Fund having a value at least equal to that amount held in a segregated account with the Fund’s custodian or that are earmarked on the Fund’s records (through appropriate notation on the books of the Fund or the Fund’s custodian), upon conversion or exchange of other securities held in its portfolio. In the case of a put option, the option is covered if assets having a value at least equal to the exercise price of the option held in a segregated account with the Fund’s custodian or that are earmarked on the Fund’s records (through appropriate notation on the books of the Fund or the Fund’s custodian), on a daily basis. For purposes of this restriction, the aggregate market value of all portfolio securities or currencies required to cover such options written by the Fund is the aggregate value of all securities held to cover call options written plus the value of all liquid assets required to be so segregated in connection with call and put options written.

If an option written by the Fund is unexercised and expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund is unexercised and expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, the writer may close out the option by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

If the Fund closes out an option it has written, it will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund was unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund was unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. If trading were suspended in an option purchased or written by the Fund, the Fund would not able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

CFTC Rule 4.5 Exemption

As of the date of the Registration Statement, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and Rule 4.5 promulgated by the Commodity Futures Trading Commission, with respect to the Fund. Therefore, the Adviser is not subject to registration or regulation as a commodity pool operator. For the Adviser to remain eligible for the exclusion, the Fund will be limited in its ability to use certain financial instruments regulated under the CEA, including futures and options on futures and certain swaps transactions. These limitations may restrict the Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return. The Fund is not intended to be and should not be used as vehicles to invest in commodities markets.

Preferred Stock

Preferred stock represents units of ownership of a company that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock has characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock also entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer’s creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating. Investing in preferred stock is subject to many of the same risks as investing in common stock, as described in the Fund’s prospectus under “Risk Factors — Common Stock Risk.” Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than non-convertible preferred stock, which generally behaves more like a bond.

REITs and Other Real Estate Companies Risk

Securities of real estate investment trusts (also known as “REITs”) and other real estate company securities are subject to risks similar to those of direct investments in real estate and the real estate industry in general, including, among other risks: general and local economic conditions; changes in interest rates; declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation.

Regardless of where a REIT is organized or traded, its performance may be affected significantly by events in the region where its properties are located. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of distributed net investment income and net realized gains under the Internal Revenue Code of 1986, as amended, (“Code”) or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows individuals and certain other non-corporate entities a deduction for 20% of qualified REIT dividends. Regulations provide that a regulated investment company can pass the character of its qualified REIT dividends through to its shareholders. The value of REIT common shares may decline when interest rates rise. REIT and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities.

Repurchase Agreements

A repurchase agreement involves a sale of securities to the Fund with the concurrent agreement of the seller (bank, securities dealer or clearing house) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. Repurchase agreements generally are subject to counterparty risk. If a counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale and accrued interest are less than the resale price provided in the repurchase agreement including interest. In addition, if a seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delays and costs in selling the underlying security, or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and is required to return the underlying collateral to the seller or its assigns. Repurchase agreements maturing in more than seven days often are illiquid.

Temporary Defensive Investment Strategies

The Fund has the flexibility to respond promptly to changes in market, economic, political, or other unusual conditions. In the interest of preserving the value of the portfolios, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt obligations, money market instruments or repurchase agreements. It is impossible to predict whether, when or for how long the Fund will employ a defensive strategy. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund temporarily may hold cash and may invest any portion of its assets in money market instruments.

Valuation Risk

The price at which the Fund could sell any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Operational Risk

The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, systems and technology disruptions or failures, or cybersecurity incidents. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Adviser, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, it is not possible for the Adviser or the other Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Cybersecurity Risk

As the use of technology has become more prevalent in the course of business, the Fund and its service providers have become potentially more susceptible to operational, financial and reputational risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers (including, but not limited to, the Fund’s adviser, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or its service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or its service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Fund and the Adviser endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

Investment Adviser

The Adviser furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund’s business affairs pursuant to an investment advisory agreement relating to the Fund (the “Agreement”). The Adviser furnishes office space, equipment and personnel to the Fund, and assumes the expenses of printing and distributing the Fund’s prospectus, profiles and reports to prospective investors.

The Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. The Fund also pays other expenses such as the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of the Fund’s shares under federal and state securities laws, the fees of trustees not affiliated with the Adviser and the compensation of the Trust’s chief compliance officer.

As of the date of this SAI, the Fund was new and had not yet issued any shares. Accordingly, it does not have gross management fees paid by the Fund to report.

For its services as investment adviser, the Adviser receives from the Fund a monthly fee based on the Fund’s average daily net assets. The Fund will pay the Adviser a fee of [0.82]% of the Fund’s average daily net assets. The Agreement for the Fund is for an initial term through [October 31, 2022]. The Agreement will continue from year to year thereafter so long as such continuation is approved at least annually by (1) the Board or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days’ written notice, and automatically terminates in the event of its assignment as defined in the 1940 Act.

The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc. (“HAI”), whose directors are Anthony P. Coniaris, Kevin G. Grant, David Giunta, David G. Herro, Christopher W. Keller, Timothy F. Ryan, and Rana J. Wright. Mr. Keller is the president of HAI. HAI is a wholly-owned subsidiary of Natixis Investment Managers, L.P. (“Natixis Investment Managers”), as is the Adviser. Natixis Investment Managers is a limited partnership that owns investment management and distribution and service entities.

Natixis Investment Managers is part of Natixis Investment Managers S.A., an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm.

Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

Expense Limitation Agreement

The Adviser has contractually agreed, through [       ], 2023 to reimburse each class of the Fund to the extent that the annual ordinary operating expenses of that class exceed the following percentages of average net assets: [1.28]% in the case of Investor Class Shares; [1.04]% in the case of Advisor Class Shares; [0.99]% in the case of Institutional Class Shares; and [0.89]% in the case of R6 Class Shares.

The Adviser is entitled to recoup from assets attributable to any class of the Fund amounts reimbursed to that class, except to the extent that class already has paid such recoupment to the Adviser or such recoupment would cause that class’ total operating expenses to exceed the expense limitation or to exceed any lower limit in effect at the time of recoupment. Any such repayment must be made within three fiscal years after the year in which the reimbursement occurred.

Expenses allocable to each class of Fund shares are calculated daily. If the Fund is entitled to any reduction in fees or expenses, reimbursement is made monthly.

Portfolio Managers

Portfolio Managers’ Management of Other Accounts

The Fund’s portfolio managers manage other accounts in addition to managing the Fund. The following table sets forth the number and total assets of the mutual funds and other accounts managed by each portfolio manager as of [__].

		Registered Investment Companies (other than the other series of the Trust)			Other Pooled Investment Vehicles			Other Accounts* (Harris Associates L.P. Separately Managed Accounts)
Name of Portfolio Manager	Funds Managed	Number of Accounts	Total Assets		Number of Accounts	Total Assets		Number of Accounts	Total Assets
Robert F. Bierig	[ ]	[ ]	$	[ ]	[ ]	$	[ ]	[ ]	$	[ ]
Thomas W. Murray	[ ]	[ ]	$	[ ]	[ ]	$	[ ]	[ ]	$	[ ]

*  Personal investment accounts of portfolio managers and their families are not reflected.

Material Conflicts of Interest

Conflicts may arise when the Adviser manages the Fund and has discretionary authority over other accounts. Specifically, conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Fund, based on each account’s specific investment objectives, guidelines, restrictions and circumstances. It is the Adviser’s policy to allocate investment opportunities to each account, including the Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Fund, will generally participate on a pro rata basis. For more information on how the Adviser aggregates orders and allocates securities among the accounts participating in those orders, see the section “Portfolio Transactions” in this SAI.

Additionally, a conflict of interest might exist in the exercise of the Adviser’s proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with the Adviser, when a client of the Adviser is involved in a proxy contest (such as a corporate director) or when one of the Adviser’s employees has a personal interest in a proxy matter. For more information on the Adviser’s processes to ensure that proxies are voted solely in the best interest of the Fund and its shareholders, see the section “Proxy Voting Policies and Procedures” in this SAI.

The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise. The Adviser seeks to anticipate circumstances that could cause a conflict between the Adviser and its employees on the one hand and the Adviser’s clients on the other. The Adviser has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts. For more information on the Adviser’s Code of Ethics, see the section “Codes of Ethics” in this SAI.

Portfolio Managers Compensation Structure

The Fund’s portfolio managers are compensated solely by the Adviser. Compensation for each of the portfolio managers is based on the Adviser’s assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of the Adviser and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of the Adviser’s domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the Fund and other accounts managed by the portfolio manager. A portfolio manager’s compensation is not based solely on an evaluation of the performance of the Fund or the amount of Fund assets. Performance is measured in a number of ways, including by Fund, by other accounts and by strategy, and is compared to one or more benchmarks, including: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P 500 and 40% Barclays Bond Index), MSCI World Index, MSCI World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and the Adviser’s approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, and since the Fund’s inception or since the portfolio manager has been managing the Fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Adviser in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to the Adviser, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

Portfolio Managers’ Ownership of Fund Shares

As of the date of this SAI, the Fund was new and had not yet issued any shares.

Codes of Ethics

The Trust, the Adviser and the Fund’s distributor, Harris Associates Securities L.P. (“HASLP”), establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Trust might take advantage of that knowledge for their own benefit. The Trust, the Adviser and HASLP have adopted codes of ethics to meet those concerns and legal requirements. Although the codes do not prohibit employees who have knowledge of the investments and investment intentions of the Fund from engaging in personal securities investing, they regulate such investing by those employees.

Proxy Voting Policies and Procedures

The Adviser, as part of its management responsibilities, is responsible for exercising all voting rights with respect to the Fund’s portfolio securities in accordance with the Adviser’s proxy voting policies and procedures.

The Adviser exercises voting rights solely with the goal of serving the best interests of its clients (including the Fund) as shareholders of a company. In determining how to vote on any proposal, the Adviser considers the proposal’s expected impact on shareholder value and does not consider any benefit to the Adviser or its employees or affiliates.

The Adviser considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and it invests in companies in which it believes management goals and shareholder goals are aligned. Therefore, on most issues, the Adviser casts votes in accordance with management’s recommendations. However, when the Adviser believes that management’s position on a particular issue is not in the best interests of the Fund and its shareholders, the Adviser will vote contrary to management’s recommendation.

Proxy Voting Guidelines

The Adviser’s Proxy Committee has established a number of proxy voting guidelines on various issues of concern to investors. The Adviser normally votes proxies in accordance with those guidelines unless it determines that it is in the best economic interests of the Fund and its shareholders to vote contrary to the guidelines.

•  With respect to a company’s board of directors, the Adviser believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and it usually will vote in favor of proposals that ensure such independence.

•  With respect to auditors, the Adviser believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it usually will vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

•  With respect to equity based compensation plans, the Adviser believes that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, the Adviser will normally vote against plans that substantially dilute its clients’ ownership interest in the company or provide participants with excessive awards. The Adviser usually also will vote in favor of proposals to require the expensing of options, in favor of proposals for an annual shareholder advisory vote on executive compensation and in favor of advisory votes to ratify named executive officer compensation. The Adviser will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

•  With respect to corporate structure and shareholder rights, the Adviser believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, the Adviser usually will vote against proposals for supermajority voting rights, against the adoption of anti-takeover measures, and against proposals for different classes of stock with different voting rights.

•  With respect to social responsibility issues, the Adviser believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management. The Adviser is focused on maximizing long-term shareholder value and usually will vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

The Adviser may determine not to vote the Fund’s proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”), and the Adviser may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

Conflicts of Interest

The Adviser’s Proxy Committee, in consultation with the Adviser’s legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with the Adviser, when a client of the Adviser is involved in a proxy contest (such as a corporate director), or when one of the Adviser’s employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the Fund and its shareholders, the Adviser will vote in accordance with either its written guidelines or the recommendation of an independent voting service. If the Adviser believes that voting in accordance with the guidelines or the recommendation of the voting service would not be in the collective best interests of the Fund and its shareholders, the Executive Committee of the Board will determine how shares should be voted.

How to Obtain the Fund’s Proxy Voting Record

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Fund, voted proxies relating to the Fund’s portfolio securities for the 12 months ended the preceding June 30 will be available through a link on the Fund’s website at Oakmark.com and on the SEC’s website at www.sec.gov.

Trustees and Officers

The Board has overall responsibility for the Fund’s operations. Each of the trustees and officers serves until the election and qualification of his or her successor, or until he or she sooner retires, dies, resigns, or is removed or disqualified. The retirement age for trustees is 72.

Leadership Structure and Qualifications of the Board of Trustees

The Trust is governed by the Board, which is responsible for protecting the interests of shareholders under applicable law. The Board is led by an Independent Chair, who is not an “interested person” of the Trust, as that term is defined in the 1940 Act. The Board meets periodically throughout the year to oversee the Fund’s activities, review the Fund’s performance, oversee the potential conflicts that could affect the Fund, and review the actions of the Adviser. The Board has an executive committee, audit committee, governance committee, and committee on contracts, each comprised solely of trustees who are not “interested persons” under the 1940 Act (“Independent Trustees”). The principal functions of those committees are described below. The Board has determined that the Board’s leadership and committee structure is appropriate because it enables the Board to effectively and efficiently fulfill its oversight responsibilities and it facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationship between the Fund, on the one hand, and the Adviser and certain other principal service providers, on the other.

As discussed below, the governance committee makes recommendations to the Board regarding Board committees and committee assignments, the composition of the Board, candidates for election as trustees and compensation of trustees who are not affiliated with the Adviser, and oversees the process for evaluating the functioning of the Board. The governance committee has not established specific qualifications that it believes must be met by a candidate for election as trustee. In evaluating candidates, the governance committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act. The governance committee also considers whether the individual’s background, skills, and experience will complement, and add to the diversity of, the background, skills, and experience of other trustees and will contribute to the Board’s deliberations. No particular qualification, experience or background establishes the basis for any trustee’s position on the Board and the governance committee may have attributed different weights to the various factors. There is no difference in the manner in which the governance committee evaluates a candidate based on whether the candidate is recommended by a shareholder. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders. Shareholders may send resumes of recommended persons to the attention of Rana J. Wright, Secretary, Harris Associates Investment Trust, 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319. Shareholders may send resumes of recommended persons to the attention of Joseph J. Allessie, Secretary, Harris Associates Investment Trust, 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

The experiences and professional backgrounds of each Board member have contributed to the Board’s conclusion that such Board member should serve as a trustee of the trust. Each trustee’s outside professional experience and number of years of service on the Board is outlined in the table of biographical information below. During the time each Board member has served, he/she has become familiar with the Fund’s financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Trustees Who Are Not Interested Persons of the Trust

Name, Address† and Age at December 31, 2020	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Number of Portfolios in Fund Overseen by Trustee	Other Directorships Held by Trustee
Thomas H. Hayden, 69	Trustee and Chair of the Board	1995	Lecturer, Master of Science in Integrated Marketing Communications Program, the Medill School, Northwestern University, and Master of Science in Law program, Northwestern University School of Law.	[9]	None

Hugh T. Hurley, III, 56	Trustee	2018	Retired since 2017; Managing Director and Global Head of Product Strategy Active Equity, BlackRock, Inc. from 2006 to 2017.	[9]	Independent Trustee, HSBC Funds (registered mutual funds)

Patricia Louie, 65	Trustee	2018	Retired since October 2018; Managing Director and Associate General Counsel, AXA Equitable Life Insurance Company from 2014 to October 2018; Executive Vice President and General Counsel, AXA Equitable Funds Management Group, LLC from 2011 to October 2018; Senior Vice President and Associate General Counsel, AXA Equitable from 2009-2014.	[9]	Member, Governing Council, Independent Directors Council

Christine M. Maki, 60	Trustee	1995	Senior Vice President—Tax and Treasurer, RR Donnelley & Sons Company (global provider of integrated communication services).	[9]	None

Laurence C. Morse, Ph.D., 69	Trustee	2013	Managing Partner, Fairview Capital Partners, Inc. (private equity investment management firm).	[9]	Director, Webster Bank (bank and financial institution); Director, Webster Financial Corporation (bank holding company)

Mindy M. Posoff, 64	Trustee	2016	Managing Director, Golden Seeds (angel investment group); Traversent Capital Partners, Founding Partner and President (consulting firm providing strategic solutions to startups and investment firms); Former Chair, Board of Directors, AboutOne (start-up technology company providing tools to manage home and family life) from 2011 to 2017; Former Trustee of the HighMark Mutual Funds from 2010 to 2014.	[9]	Vice Chair Emeritus, 100 Women in Finance; National Council of Advisers Member, Springboard Enterprises

Steven S. Rogers, 63	Trustee	2006	Retired since July 2019; MBA Class of 1957 Senior Lecturer of Business Administration, Harvard Business School 2012-2019; Entrepreneur-in-Residence, Ewing Marion Kauffman Foundation; Clinical Professor of Finance & Management, Kellogg Graduate School of Management, Northwestern University from 1995 to 2012.	[9]	None

Trustees Who Are Interested Persons of the Trust

Name, Address† and Age at December 31, 2020	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years	Number of Portfolios in Fund Overseen by Trustee	Other Directorships Held by Trustee
Kristi L. Rowsell, 54*	Trustee	2010	Retired since 2021; Director, Harris Associates, Inc. (“HAI”) and President, HAI, Harris Associates L.P. (“HALP”) and Harris Associates Securities L.P. (“HASLP”) from 2010 to 2021.	[9]	Member, Board of Governors, Investment Company Institute

Rana J. Wright, 42*	Trustee, Principal Executive Officer, and President	2020	General Counsel, HAI and HALP since 2018; Managing Director and Associate General Counsel, Bank of America Corporation from 2014 to 2018.	[9]	Member, Board of Governors, Investment Adviser Association

*Indicates a trustee who is an “interested person” of the Trust as defined in the 1940 Act. Ms. Rowsell is an interested person of the Trust by virtue of the fact that she was an officer of the Adviser and a director of HAI until March 31, 2021. Ms. Wright is an interested person of the Trust by virtue of the fact that she is an officer of the Adviser and a director of HAI.

Additional Information About Trustees

In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular trustee, the following provides further information about the qualifications and experience of each trustee.

Independent Trustees

Thomas H. Hayden: Mr. Hayden has served on the Board since 1995. He has a BA in English from Saint Louis University and a JD from Saint Louis University. He is a Lecturer in the Master of Science in Integrated Marketing Communications program at the Medill School of Northwestern University and in the Master of Science in Law program at the Northwestern University School of Law, teaching courses in data privacy and cybersecurity in both programs. The Board concluded that Mr. Hayden is suitable to serve as trustee because of his academic background and his extensive work experience.

Hugh T. Hurley, III: Mr. Hurley has served on the Board since 2018. He has a BS in Finance from Providence College. Mr. Hurley has over 31 years of investment management and capital markets experience, and prior to his retirement in 2017, he served in several senior executive management roles for an investment manager. Mr. Hurley is also a National Association of Corporate Directors (“NACD”) Governance Fellow and is NACD Directorship Certified™. The Board concluded that Mr. Hurley is suitable to serve as trustee because of his academic background and his extensive financial industry experience.

Patricia Louie: Ms. Louie has served on the Board since 2018. She has a BS in Political Science from University of Utah and a JD from University of Utah College of Law. Prior to her retirement in 2018, Ms. Louie served in several senior executive and legal roles for an investment manager and its affiliates, including as a Managing Director and General Counsel. The Board concluded that Ms. Louie is suitable to serve as trustee because of her academic background and her extensive financial industry experience.

Christine M. Maki: Ms. Maki has served on the Board since 1995. She has a BS in Accounting from Illinois State University and a MS in Taxation from DePaul University. Ms. Maki is also a Certified Public Accountant. She is a senior executive in finance at RR Donnelley & Sons Company. The Board concluded that Ms. Maki is suitable to serve as trustee because of her academic background and her extensive public accounting and finance experience.

Laurence C. Morse, Ph.D.: Dr. Morse has served on the Board since 2013. In addition to attending the General Course at The London School of Economics and Political Science, Dr. Morse has a BA in Economics from Howard University, a MA in Economics from Princeton University, a Ph.D. in Economics from Princeton University and was a Post-Doctoral Fellow at Harvard University. He has more than 35 years of experience in the financial industry, including serving as a Managing Partner of Fairview Capital Partners, Inc., as well as serving on the Board of Webster Bank and Webster Financial Corporation. The Board concluded that Dr. Morse is suitable to serve as trustee because of his academic background and his extensive financial industry experience.

Mindy M. Posoff: Ms. Posoff has served on the Board since 2016. She has a BA in Philosophy and Greek Civilization from Beloit College and a MBA in Finance from the Wharton School of the University of Pennsylvania. She is a Managing Director of Golden Seeds, an angel investment group, Founding Partner and President of Traversent Capital Partners, a consulting firm providing strategic solutions to startups, hedge funds and asset managers, and a Member of the Board of Directors of Ben Franklin Technology Partners of Southeastern Pennsylvania, a seed stage capital provider for Southeastern Pennsylvania’s technology sectors. Ms. Posoff previously served on the Board of the HighMark Mutual Funds from 2010 to 2014. The Board concluded that Ms. Posoff is suitable to serve as trustee because of her academic background and her extensive financial industry experience.

Steven S. Rogers: Mr. Rogers has served on the Board since 2006. He has a BA in History from Williams College and a MBA from Harvard University. He is a former entrepreneur who has taught Entrepreneurial Finance at Northwestern University’s Kellogg School of Management and Harvard Business School. He also has over 22 years of governance experience with Fortune 500 companies, including serving on the Board of directors of S.C. Johnson & Son, Inc. The Board concluded that Mr. Rogers is suitable to serve as trustee because of his academic background and his extensive business experience.

Interested Trustees

Kristi L. Rowsell: Ms. Rowsell has served on the Board as an Interested Trustee of the Trust since 2010. She has a BS in Agricultural Economics from Virginia Tech University and a Master of Accountancy - Taxation from Virginia Tech University. Prior to April 1, 2021, Ms. Rowsell was the Director and President of HAI and President of HALP and HASLP. From 1999 to 2010, Ms. Rowsell was the Chief Financial Officer and Treasurer of HAI, HALP and HASLP. She previously served as President and a Vice President of the Trust and has held various positions with the Adviser and certain of its affiliates since 1995. The Board concluded that Ms. Rowsell is suitable to serve as trustee because of her academic background and her extensive investment management experience.

Rana J. Wright: Ms. Wright serves as an Interested Trustee of the Trust. She has a BA in Organizational Communication from University of Pittsburgh and a JD from Duquesne University School of Law. She has over 18 years of experience in the financial industry, including serving as the Associate General Counsel at Bank of America Merrill Lynch prior to joining the Adviser in 2018. The Board concluded that Ms. Wright is suitable to serve as trustee because of her academic background and her extensive financial industry experience.

Other Officers of the Trust

Name, Address† and Age at December 31, 2020	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Adam D. Abbas, 39	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Bond Fund)	2020	Portfolio Manager and Analyst, HALP since 2020; Analyst, HALP, from 2018-2020; Portfolio Manager, KVK Credit Opportunity Fund LP, from 2016 to 2018; Portfolio Manager, Driehaus Capital Management, prior thereto
Joseph J. Allessie, 55	Vice President, Secretary, and Chief Legal Officer	2021	Deputy General Counsel, HALP since 2019; Senior Vice President and Managing Counsel, OppenheimerFunds from 2018 to 2019; Managing Director, Head of Americas Compliance and Operational Risk Control, UBS Global Asset Management, prior thereto
Anthony P. Coniaris, 43	Executive Vice President and Portfolio Manager (Oakmark Select Fund, Oakmark Global Fund and Oakmark Global Select Fund)	2013	Co-Chairman, HAI and HALP; Portfolio Manager, HALP
Rick Dercks, 34	Vice President	2019	Director of Tax & Fund Administration, HALP since 2019; Tax Senior Manager, Ernst & Young, prior thereto
Kathleen O. Gerdes, 49*	Vice President	2021	Managing Director, Marketing & Client Relations, HALP
Kevin G. Grant, 56	Executive Vice President and Portfolio Manager (Oakmark Fund)	2000	Co-Chairman, HAI and HALP; Portfolio Manager and Analyst, HALP
Justin D. Hance, 36	Vice President and Portfolio Manager (Oakmark International Small Cap Fund)	2016	Vice President, HAI and HALP; Director of International Research, HALP since 2016; Assistant Director of International Research and Analyst, HALP, prior thereto
David G. Herro, 60	Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund)	1992	Director, HAI; Deputy Chairman and Chief Investment Officer, International Equities, HAI and HALP; Portfolio Manager and Analyst, HALP
M. Colin Hudson, 51	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Bond Fund)	2013	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
John J. Kane, 49	Vice President, Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	2020	Senior Director, Operations, HALP 2019; Director, Operations, HALP 2017-2019; Director, Global Investment Services, HALP, prior thereto; Principal Financial Officer, HAIT from 2016 to 2018; Treasurer, HAIT from 2005 to 2018
Christopher W. Keller, 55	President, HAI, HALP, HASLP	2021	Chief Operating Officer, HALP since 2015; Vice President and Managing Director, Goldman Sachs Asset Management, prior thereto
Eric Liu, 41	Vice President and Portfolio Manager (Oakmark Global Select Fund)	2016	Vice President, HAI and HALP since 2019; Portfolio Manager and Analyst, HALP
Jason E. Long, 44	Vice President and Portfolio Manager (Oakmark Global Fund)	2016	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP since 2016; Analyst, HALP, prior thereto
Michael L. Manelli, 40	Vice President and Portfolio Manager (Oakmark International Fund and Oakmark International Small Cap Fund)	2011	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Clyde S. McGregor, 68	Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund)	1995	Vice President, HAI and HALP; Portfolio Manager, HALP

Other Officers of the Trust

Name, Address† and Age at December 31, 2020	Position(s) with Trust	Year First Elected or Appointed to Current Position	Principal Occupation(s) Held During Past Five Years#
Thomas W. Murray, 50	Vice President and Portfolio Manager (Oakmark Select Fund and Oakmark Small Cap Fund)	2013	Vice President and Director of U.S. Research, HAI and HALP; Portfolio Manager and Analyst, HALP
Michael J. Neary, 52	Vice President	2009	Managing Director, Client Portfolio Manager, HALP
Michael A. Nicolas, 41	Vice President and Portfolio Manager (Oakmark Fund)	2019	Portfolio Manager and Analyst, HALP since 2019; Analyst, HALP since 2013
William C. Nygren, 62	Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund)	1996	Vice President, HAI and HALP; Portfolio Manager and Analyst, HALP
Howard M. Reich, 37	Vice President	2019	Assistant Controller, HALP since 2018; Supervisor, Global Investment Services, HALP from 2015 to 2018; Manager, Investment Operations, CNA Insurance, prior thereto
Zachary D. Weber, 46	Vice President, Principal Financial Officer, Principal Accounting Officer, and Treasurer	2016	Chief Financial Officer and Treasurer, HAI and HALP since 2016; Senior Vice President and Vice President, GCM Grosvenor, prior thereto

†  Unless otherwise noted, the business address of each trustee and officer listed in the tables is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319.

#  As used in this table, “HALP,” “HAI” and “HASLP” refer to the Adviser, the general partner of the Adviser, and the Fund’s distributor, respectively.

*Elected as an Officer of the Trust effective January 26, 2021.

The Adviser, on customary terms, manages investment accounts controlled by Mr. Reich.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, valuation risk and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from, among others, the Adviser, the Trust’s Chief Compliance Officer (“CCO”), the Trust’s independent registered public accounting firm, independent counsel, and internal auditors of the Adviser or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Adviser and certain other service providers. The actual day-to-day risk management with respect to the Fund resides with the Adviser and other service providers to the Fund. Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified, or processes and controls developed, to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Adviser, its affiliates or other service providers.

Pursuant to Rule 38a-1 under the 1940 Act, the Trust’s CCO is responsible for administering the Trust’s compliance program, including monitoring and enforcing compliance by the Fund and its service providers with the federal securities laws. The CCO has an active oversight role in daily Fund operations and maintains a working relationship with all relevant advisory, legal, compliance, operations and administration personnel for the Fund’s service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Fund and its service providers. The CCO also periodically communicates with the Board and audit committee chairpersons between scheduled meetings.

The committees of the Board include the executive committee, audit committee, governance committee, and committee on contracts. The following table identifies the members of those committees as of January 1, 2021, the function of each committee, and the number of meetings of each committee held during the fiscal year ended September 30, 2020.

Committee	Members of Committee**	Number of meetings during fiscal year ended September 30, 2020	Principal Functions of Committee
Executive Committee	Thomas H. Hayden* Christine M. Maki*** Mindy M. Posoff	2	The executive committee generally has the authority to exercise the powers of the Board during intervals between meetings.
Audit Committee	Thomas H. Hayden Hugh T. Hurley, III*** Christine M. Maki Steven S. Rogers*	4	The principal responsibilities of the audit committee include the following:
• to oversee the accounting and financial reporting policies and practices of the Trust, its internal controls and, as appropriate, the internal controls of certain service providers;
• to assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the independent auditors;
• to pre-approve the audit and non-audit services that the Trust’s independent auditors provide to the Trust and certain non-audit services that the Trust’s independent auditors may provide the Adviser and its affiliates;
• to act as liaison between the independent auditors of the Fund and the full Board;
• to oversee the portfolio transaction policies and practices of the Fund;
• to review potential conflicts of interest that are identified and brought to the attention of the Board; and
			• to discuss guidelines and policies governing the process by which the Adviser and other relevant service providers assess and manage the Fund’s exposure to risk, and to discuss the Fund’s most significant financial risk exposures and the steps the Adviser and other relevant service providers have taken to monitor and control such risks.
Governance Committee	Thomas H. Hayden Patricia Louie Laurence C. Morse, Ph.D.* Steven S. Rogers	2	The governance committee makes recommendations to the Board regarding Board committees and committee assignments, the composition of the Board, candidates for election as non-interested trustees and compensation of trustees who are not affiliated with the Adviser, and oversees the process for evaluating the functioning of the Board.
Committee on Contracts	Thomas H. Hayden Hugh T. Hurley, III Patricia Louie*** Laurence C. Morse, Ph.D. Mindy M. Posoff*	4	The committee on contracts is responsible for reviewing in the first instance, and making recommendations to the Board regarding, investment advisory agreements and any other agreements relating to the management or administration of the Fund.

*   Chair of the committee

** Ms. Maki was a member of the Committee on Contracts until December 31, 2020. Mr. Hayden was the Chair of the Audit Committee until December 31, 2020, and Mr. Rogers became the Chair of the Audit Committee effective January 1, 2021.

*** Effective January 1, 2021

The following table shows the compensation paid by the Trust during the fiscal year ended September 30, 2020 to each trustee who is not affiliated with the Adviser:

Name of Trustee	Aggregate Compensation from the Trust*
Thomas H. Hayden	$291,000
Hugh T. Hurley, III	$243,000
Patricia Louie	$229,500
Christine M. Maki	$267,000
Laurence C. Morse, Ph.D.	$273,000
Mindy M. Posoff	$264,000
Allan J. Reich**	$378,000
Steven S. Rogers	$258,000

*   The Fund is a series of the Trust and the Trust constitutes the entire fund complex. Aggregate compensation includes compensation that was deferred pursuant to the deferred compensation plan as described below. As of September 30, 2020, the total amounts accrued under the plan were $1,619,437 for Mr. Hayden, $2,481,288 for Ms. Maki, and $215,032 for Mr. Morse.

** Mr. Reich retired from the Board effective December 31, 2020.

The Trust has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Trust to elect to defer receipt of all or a portion of his or her compensation as a trustee until the trustee ceases to be a member of the Board, until such time plus a number of whole calendar years, or for two or more years (or, if earlier, when the trustee ceases to be a member of the Board). The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the other series of the Trust or the Administration Shares of the Financial Square Treasury Solutions Fund (“Oakmark Units”) of the Goldman Sachs Trust, as designated by the trustee. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or in annual installments over a period of two or more complete calendar years (or five years for any deferral with respect to a year before 2016). The Fund’s obligation to make distributions under the Plan is a general obligation of the Fund. The Fund will not be liable for any other series of the Trust’s obligations to make distributions under the Plan.

The Trust pays all compensation of trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its trustees.

The following table shows the aggregate value of shares of all the funds in the fund complex “beneficially” owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”)) by each trustee (within dollar ranges) as of December 31, 2020.

Trustee	Aggregate Dollar Range of Shares of all Funds in Fund Complex
Thomas H. Hayden	Over $100,000
Hugh T. Hurley, III	Over $100,000
Patricia Louie	Over $100,000
Christine M. Maki	Over $100,000
Laurence C. Morse, Ph.D.	Over $100,000
Mindy M. Posoff	Over $100,000
Steven S. Rogers	Over $100,000
Kristi L. Rowsell	Over $100,000

As of the date of this SAI, the Fund was new and had not yet issued any shares. Accordingly, it does not have Trustee and Officer ownership of the Fund to report.

Principal Shareholders and Control Persons

As of the date of this SAI, the Fund was new and had not yet issued any shares. Accordingly, it does not have persons to report who are known by the Trust to own of record or “beneficially” (within the meaning of that term as defined in rule 13d-3 under the 1934 Act) 5% or more of the outstanding shares of the Fund.

Investment by Funds of Funds or Other Large Shareholders

From time to time, some shareholders or intermediaries may hold a significant percentage of the total shares of the Fund. For example, a fund of funds or a discretionary investment model program sponsored by an intermediary may have substantial investments in one or more series of the Trust.

As a result, the Fund may experience large redemptions or inflows due to transactions in Fund shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of such redemptions or inflows, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of the Fund’s shares, have short investment horizons, or have unpredictable cash flow needs, a large redemption by these shareholders could cause expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares also could accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other large shareholder purchases or redeems a substantial portion of the Fund’s shares.

When possible, the Fund will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects. Such actions may include, but are not limited to, redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful.

Purchasing and Redeeming Shares

The Fund’s shares are divided into four share classes: Investor Class Shares, Advisor Class Shares, Institutional Class Shares, and R6 Class Shares. As described more fully in the Fund’s prospectus, Investor Class, Advisor Class, Institutional Class, and R6 Class Shares of the Fund are offered for purchase directly from the Fund and through certain intermediaries who have entered into an agreement with the Fund’s distributor and/or the Adviser. R6 Class Shares of the Fund are also offered for purchase to current and former trustees of the Trust and their immediate family members, and current officers or employees of the Trust or the Adviser and their immediate family members regardless of account minimums. The Adviser, at its sole discretion, and on a case-by-case basis, may make exceptions regarding the eligibility requirements of any share class. Investor Class Shares of the Fund pay a service fee not to exceed 0.25% per annum of the average daily net assets of that class. This service fee is paid to third-party intermediaries who provide services for and/or maintain shareholder accounts.

Purchases and redemptions are discussed in the Fund’s prospectus under the headings “Investing with The Oakmark Funds,” “How to Purchase Investor Class Shares, Advisor Class Shares, Institutional Class Shares, and R6 Class Shares” “How to Redeem Investor Class Shares, Advisor Class Shares, Institutional Class Shares, and R6 Class Shares” and “Shareholder Services.”

Net Asset Value

The Fund’s NAV is normally determined only on days which the New York Stock Exchange (the “NYSE”) is open for regular trading. If the NYSE is unexpectedly closed on a day it would normally be open for business, or if the NYSE has an unscheduled early closure, the Fund reserves the right to accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE for that day. The NYSE is closed on Saturdays and Sundays and on New Year’s Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

The NAV of a class of Fund shares is determined by dividing the value of the assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. Equity securities principally traded on securities exchanges in the United States are valued at the last sale price or the official closing price as of the time of valuation on that exchange, or lacking a reported sale price on the principal exchange at the time of valuation, at the most recent bid quotation. Each over-the-counter security traded on the NASDAQ National Market System shall be valued at the NASDAQ Official Closing Price (“NOCP”), or lacking a NOCP at the time of valuation, at the most recent bid quotation. Other over-the-counter securities are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Each equity security principally traded on a securities exchange outside the United States shall be valued, depending on local convention or regulation, at the last sale price, the last bid or asked price, the mean between the last bid and asked prices, the official closing price, an auction price, or the pricing convention accepted as the official closing price by MSCI for their index calculations. If there are unexpected disruptions in the primary market or valuations from the primary market are deemed suspect, equity securities may be valued based on a pricing composite or valuations from another exchange as of the close of the regular trading hours on the appropriate exchange or other designated time. The market value of exchange-traded securities is determined by using prices provided by one or more independent pricing services, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term debt instruments (i.e., debt instruments whose maturities or expiration dates at the time of acquisition are one year or less) or money market instruments are valued at the latest bid quotation or an evaluated price from an independent pricing service. If a bid quotation or evaluated price from a pricing vendor is not available for short-term debt instrument or money market instrument maturing in 60 days or less from date of valuation, such instruments are valued at amortized cost, which approximates market value. All other debt instruments are valued at the latest bid quotation or at an evaluated price provided by an independent pricing service. Options are valued at the mean of the most recent bid and asked quotations. In the event an option is out-of-the-money and no bid is available, a zero value may be assumed as the bid for purposes of calculating the mean of the most recent bid and ask quotations. In the event that designated pricing vendors are unable to provide valuations or timely valuations for FLEX options on a given day, each FLEX option purchased or written may be valued using the Option Valuation (OVME) function on Bloomberg. The OVME function requires objective inputs (strike price, exercise style and expiration dates) to derive a valuation using Bloomberg’s proprietary calculations. FLEX options shall be valued at the mid of the buy and sell valuations produced by OVME. If values or prices are not readily available or are deemed unreliable, or if an event that is expected to affect the value of a portfolio security occurs after the close of the primary market or exchange on which that security is traded and before the close of the NYSE, the security will be valued at a fair value determined in good faith in accordance with Fund policies and procedures approved by the Board. The Fund may use a systematic fair valuation model provided by an independent pricing service to value securities of non-U.S. issuers in order to adjust for changes in value that may occur between the close of certain foreign exchanges and the NYSE. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at a current exchange price quoted by an independent pricing service or any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith in accordance with Fund policies and procedures.

To the extent the Fund invests in securities of non-U.S. issuers, trading in the portfolio securities takes place in various foreign markets on days (such as Saturday) when the NYSE is not open and the Fund does not calculate its NAV. In addition, trading in the Fund’s portfolio securities may not occur on days when the NYSE is closed. Therefore, the calculation of NAV does not take place contemporaneously with the determinations of the prices of many of the Fund’s portfolio securities and the value of the Fund’s portfolios may be significantly affected on days when shares of the Fund may not be purchased or redeemed. Even on days on which both non-U.S. markets and the NYSE are open, several hours may have passed between the time when trading in a non-U.S. market closes and the NYSE closes and the Fund calculates its NAVs.

Computation of NAV (and the sale and redemption of the Fund’s shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or that exchange is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of the Fund not reasonably practicable. The Fund may value a security at a fair value if it appears that the valuation of the security has been materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the NAV is calculated. The Trust has retained a third party service provider to assist in determining estimates of fair values for foreign securities. That service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Fund as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the Fund.

The Trust has adopted policies and procedures regarding the correction of any error in the computation of NAV in accordance with guidance provided by the SEC. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken
< 1/2 of 1% of the originally computed NAV	If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds, the Fund may have incurred a net fund loss. The Fund determines whether it has incurred a net fund loss or a net fund benefit during the error period.
If the Fund has incurred a net fund loss, the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a net fund benefit from the error, no action is taken. A net benefit cannot be carried forward to offset a future fund loss.
= or > 1/2 of 1% of the originally computed NAV

If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Shares Purchased through Intermediaries

Shares of the Fund may be purchased through intermediaries, such as broker-dealers, banks, retirement plan service providers and retirement plan sponsors, who are agents of the Fund for the limited purpose of receiving and transmitting instructions for the purchase or sale of fund shares.

An intermediary that is an authorized agent of the Fund accepts purchase and sale orders pursuant to an agreement. Any purchase or sale is made at the NAV next determined after receipt and acceptance of the order by the intermediary. Federal securities laws require intermediaries to segregate any orders received on a business day after the close of regular session trading on the NYSE and transmit those orders separately for execution at the NAV next determined after that business day. The Fund has no ability to verify compliance by the intermediaries with that requirement. Certain intermediaries perform recordkeeping, administrative and/or shareholder servicing services for their customers. In some circumstances, the Fund and the Adviser will pay an intermediary for providing those services. The Fund pays a portion of the fees charged by an intermediary for those services provided to the underlying beneficial owners of shares of the Fund. The Adviser pays the balance of the intermediary’s fees, which may include compensation for marketing or distribution services provided by the intermediary, if any. In addition, the Adviser and/or the Fund’s distributor may make payments for various additional services or other expenses for the services listed above or for distribution-related services out of their profits or other available sources.

Although Fund share transactions may generally be done directly with the Fund at no charge, certain intermediaries may charge a commission, a transaction-based fee or other fee for their services. Those charges are retained by such intermediaries and are not shared with the Fund, the Adviser or the Fund’s distributor. The Fund reserves the right to waive minimum investment requirements for purchases made through intermediaries, although intermediaries may impose its own minimum investment requirements.

Redemption In-Kind

Redemptions will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Net Asset Value” above. Brokerage costs may be incurred by a shareholder who receives securities and desires to convert them to cash.

Liquidity Program

The Fund may participate in a liquidity program with a service provider, designed to provide an alternative liquidity source if the Fund experiences outflows. Pursuant to the program, the service provider provides the Fund with a source of cash to meet net shareholder redemptions as necessary each business day to purchase the Fund’s shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of the Fund’s shares, the service provider then generally redeems those shares when the Fund experiences net sales, at the end of a maximum holding period determined by the service provider or at other times at the service provider’s discretion. While the service provider holds the Fund’s shares, it will have the same rights and privileges with respect to those shares as any other shareholder. It will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in-kind policies described under “Redemption in-Kind” above. For use of this service, a participating Fund pays a fee to the service provider each time it purchases Fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. Such investments in connection with the liquidity program are not subject to the limitations described in “Excessive and Short-Term Trading” in this prospectus. The Adviser believes that the program assists in stabilizing the Fund’s net assets to the benefit of the Fund and its shareholders.

Small Account Fee and Redemption Policy

Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to assess an annual fee of $25 on any account or to redeem all the shares in any account, and send the proceeds to the registered owner of the account if the account value has been reduced below $1,000 as a result of redemptions. Prior to redeeming all of the shares in such account, the Fund or its agent will make a reasonable effort to notify the registered owner if the account falls below the minimum in order to give the owner 30 days to increase the account value to $1,000 or more. The Trust’s agreement and declaration of trust also authorizes the Fund to redeem shares under certain other circumstances as may be specified by the Board.

Money Market Exchange Fund

The Adviser acts as a Service Organization for the Oakmark Units of the Goldman Sachs Trust. Oakmark Units may be purchased directly or by exchanging shares of the Fund. For its services, the Adviser may receive fees at a rate of 0.25% from the Financial Square Treasury Solutions Fund based on the average annual net assets of the Oakmark Units held in the Financial Square Treasury Solutions Fund.

Anti-Money Laundering Compliance

The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons. In addition, the Fund may be required to transfer the account or proceeds of the account to a government agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken these actions.

Identity Theft Prevention Program

The Fund is required to comply with federal regulations related to the prevention of identity theft. Consequently, the Fund has adopted a policy to monitor and take action with respect to patterns, practices or specific activities that indicate the possible existence of identity theft, and the Fund conducts its operations in a manner that is consistent with industry practice in that regard. The Fund is required by law to obtain certain personal information from shareholders, which will be used to verify a shareholder’s identity. When a shareholder opens an account, he or she will be asked for his, her or its name, residential address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow them to be identified. The Fund also may request to review other identifying documents such as driver’s license, passport or documents showing the existence of the business entity. If a shareholder does not provide the personal information requested on the account application, the Fund may not be able to open the account. Failure to provide the personal information requested on the account application also may result in a delay in the date of a shareholder’s purchase or in the rejection of the application and the return of the shareholder’s investment monies. After a shareholder’s account has been opened, if the Fund is unable to verify the shareholder’s identity, the Fund reserves the right to close the account or take such other steps as the Fund deems reasonable. Furthermore, DST Asset Manager Solutions, Inc., the Fund’s transfer agent, implements the Red Flags policy by monitoring for red flags in the opening of Fund accounts and activity with respect to existing accounts.

Additional Tax Information

General

The Fund intends to continue to qualify to be taxed as a regulated investment company under the Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. At the time of your purchase, the Fund’s NAV may reflect undistributed income, capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions.

The maximum tax rate on long-term capital gains of noncorporate investors is 20%. “Qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements is taxed at applicable long-term capital gain rates. The amount of dividends that may be eligible for this reduced rate of tax may not exceed the amount of aggregate qualifying dividends received by the Fund. To the extent the Fund distributes amounts of dividends, including capital gain dividends, that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders.

You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on sale of Fund shares held for six months or less, your short-term loss will be recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

The Fund may be required to withhold federal income tax (“backup withholding”) at a rate of 24% from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

•  You fail to furnish your properly certified social security or other tax identification number;

•  You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•  You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•  The IRS informs the Fund that your tax identification number is incorrect.

The Fund will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to any shareholder who fails to meet prescribed information reporting or certification requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. In general, no such withholding will occur with respect to a U.S. individual who provides the certifications required to avoid backup withholding; however, shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required. Those certifications are contained in the application that you complete when you open your Fund account. The Fund must promptly pay the IRS all amounts withheld. Therefore, it usually is not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return. You should consult your tax advisor as to the impact of these requirements on your investment in the Fund.

Investment in Non-U.S. Securities

Dividends received by the Fund from non-U.S. corporate issuers are not expected to be eligible for the dividends-received deduction for corporate shareholders. Capital gain distributions paid by the Fund is never eligible for this deduction.

Certain foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased.

Income received by the Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the Fund’s total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

The Fund intends to meet the requirements of the Code to “pass through” to its shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so. Each shareholder will be notified after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will “pass through” for that year.

Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such “pass through” of foreign tax credits.

The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. In addition, tax laws frequently change. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

Distributor

Shares of the Fund are offered for sale by HASLP without any sales commissions, 12b-1 fees, or other charges to the Fund or its shareholders, pursuant to a distribution agreement with the Adviser (“Distribution Agreement”). HASLP is an affiliate of the Adviser. All distribution expenses relating to the Fund are paid by the Adviser, including the payment or reimbursement of any expenses incurred by HASLP. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Fund and (ii) by a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party.

The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws. The Adviser bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by HASLP. HASLP offers Fund shares only on a best efforts basis. HASLP is located at 111 South Wacker Drive, Chicago, Illinois 60606-4319.

Portfolio Holdings Disclosure

The Adviser maintains portfolio holdings disclosure policies and procedures (“the Policy”) that govern the timing and circumstances of disclosure to shareholders, affiliates, service providers and other third parties of information regarding the portfolio investments held by the Fund. The Policy has been approved by the Board of Trustees and is designed to address conflicts of interest between shareholders, on the one hand, and the Adviser or any affiliated person of either the Adviser or the Fund, on the other. The Board periodically reviews the Policy to ensure it adequately protects, and is in the best interests of, Fund shareholders. It is the policy of the Fund and its service providers to protect the confidentiality of portfolio holdings and to prevent the selective disclosure of non-public information about the Fund’s portfolio holdings. Notwithstanding the above, there is no assurance that the Policy will protect the Fund from the potential misuse of holdings by an individual or firms in possession of that information.

Pursuant to the Policy, no person or entity shall accept any compensation or consideration of any kind (including any agreement to maintain assets in the Fund or enter into or maintain any other relationship with the Adviser or Harris Associates Securities L.P.) in connection with the release of information relating to the Fund’s portfolio holdings.

Information concerning the Fund’s portfolio holdings is available via the Oakmark website at: www.Oakmark.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website usually within 10 business days after the end of the quarter. You may also access portfolio information as of the end of the Fund’s fiscal quarters via a link to the Fund and share class name at www.Oakmark.com. The Fund’s Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listing of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov. Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT”. The quarter end Form N-PORT reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. You may also access quarter end portfolio holdings via the link to the Fund and share class name at www.Oakmark.com.

Rating and ranking organizations such as FactSet, Lipper, Inc. and Morningstar, Inc., or consultants and/or other financial industry institutions such as Bloomberg L.P., and eVestment may request a complete list of portfolio holdings in order to rank or rate the Fund or to assess the risks of the Fund’s portfolio or otherwise and/or to produce related performance attribution statistics. Similarly, an intermediary may be provided with portfolio holdings in order to allow the intermediary to prepare Fund information for shareholders on a timely basis. Portfolio holdings released to these parties are the same portfolio holdings posted to the Fund’s website each calendar quarter. Pursuant to the Policy, the Adviser may disclose a complete list of the Fund’s portfolio holdings to any person on a quarterly basis as soon as Fund Manager Commentary and holdings are posted to the Oakmark website, usually within 10 business days after quarter-end.

The Fund also may disclose non-public portfolio holdings to its affiliates, third-party service providers or counterparties in connection with services being provided or transactions being entered into, such as, among other things, custodial, brokerage, research, analytics, securities lending, alternative liquidity source programs, accounting and legal. The disclosure of portfolio holdings to such third parties generally will be subject to a requirement that those third parties maintain the confidentiality of such information and that the information be used only for a stated legitimate business purpose other than for trading. The Trust’s CCO and the President of the Fund, Principal Financial Officer of the Fund, General Counsel or Chief Compliance Officer of the Adviser are authorized to disclose the Fund’s portfolio securities in accordance with the procedures.

Pursuant to the Policy, the Adviser may disclose a partial or complete list of the Fund’s non-public portfolio holdings as follows:

1.	To third-party service providers and counterparties as is necessary for each service provider or counterparty to fulfill its obligations to the Fund. For purposes of these procedures, service providers include the Fund’s principal underwriter (Harris Associates Securities L.P.), custodian (State Street), transfer agent (DST Asset Manager Solutions), administrator (the Adviser), sub-administrator (State Street), auditors (Deloitte – Funds; Natixis and Ernst & Young as internal auditors), attorneys (K&L Gates LLP, et. al.), financial printer (Toppan Merrill), broker-dealers and intermediaries, securities lending agent (State Street), research providers (FactSet), analytics, alternative liquidity source providers, banks, proxy voting services (Institutional Shareholder Services) or such other persons or entities that the Fund may engage from time-to-time;
2.	To any shareholder receiving a redemption in-kind, subject to the requirements of Funds’ Redemptions In-Kind Policy;
3.	Holdings information on Form N-PORT may be disclosed to the Investment Company Institute; and
4.	To prepare and file ordinary disclosures, for example, routine government or self-regulatory filings such as Form N-PORT, 13Fs, 13Ds, foreign filings, among others.

In addition to those set out above, the following entities receive information about the Fund’s portfolio securities pursuant to an ongoing arrangement with the Fund in connection with services provided to the Fund:

Entity	Type	Frequency	Purpose
Intercontinental Exchange Inc. (“ICE”) Data Services	Full portfolio holdings	Daily	Performing functions related to the liquidity classification of investments
Natixis IM	Full portfolio holdings and liquidity information	Daily	Performing functions related to liquidity and risk monitoring, internal audit and as seed investor in the Oakmark Bond Fund
Bloomberg LP	Full portfolio holdings	Daily	Performing functions related to pricing vendor services, market research, analytics and security data, portfolio management and risk management
Intercontinental Exchange Inc. (“ICE”), JPMorgan Chase & Co., Thomas Reuters Corporation	Full portfolio holdings	Daily	Performing functions related to pricing vendor services
IHS Markit Ltd.	Certain portfolio holdings	Daily	Performing functions related to pricing vendor services
Virtu	Full portfolio holdings	Daily	Performing functions related to trade cost analysis
Tableau	Full portfolio holdings	Daily	Performing functions related to trade cost analysis
Electra	Full portfolio holdings	Daily	Portfolio holdings reconciliation and trade communication services
Charles River Systems, Inc.	Full portfolio holdings	Daily	Operating Management System for trading and portfolio compliance
Fund Apps, Solutions Atlantic	Full portfolio holdings	Daily	Large position reporting and compliance
Micro Focus International plc	Full portfolio holdings	Daily	E-mail and archival system and supervision
Pershing LLC, UBS AG	Option holdings and collateral securities	Daily when Fund holds options	Prime brokerage services
Fidelity National Information Services, Inc. XPrisa	Full portfolio holdings	Daily	Corporate action services

Entity	Type	Frequency	Purpose
LiquidNet, Virtu, Luminex, BIDS	Certain portfolio holdings	Daily	Electronic crossing networks
InfoReach	Full portfolio holdings	Daily	Trading services
State Street Corp.	Full portfolio holdings	Daily	FX trading platform and securities lending agent
TradeWeb Markets LLC, Trumid	Certain portfolio holdings	Daily	Fixed Income trading platform
Omgeo LLC	Full portfolio holdings	Daily	Trade matching services
Brown Brothers Harriman & Co.	Full portfolio holdings	Daily	Trade settlement and communications services
Eagle Investment Systems LLC	Full portfolio holdings	Daily	Performance analytics and security reference master services
Redi2 Technologies, Inc.	Full portfolio holdings	Monthly	Billing services
RiskMetrics, APTimum Formation Developpement (APT)	Full portfolio holdings	Monthly	Performing functions related to liquidity and risk monitoring
Institutional Shareholder Services (“ISS”), MSCI Inc.	Full portfolio holdings	Quarterly and ad hoc	ESG classification services
Financial Recovery Technologies LLC	Full portfolio holdings	Quarterly and Ad hoc	Class action services
Diligent	Full portfolio holdings	Quarterly	Board of Trustees services
Iron Mountain Inc.	Full portfolio holdings	Ad hoc	Books and records offsite storage facility
PricewaterhouseCoopers Private Limited, Dinkum Management Consultants Co., Ltd., Wtax, Deloitte LLP	Certain portfolio holdings	Ad hoc	Foreign tax agents and tax reclaims services
Courtland Capital Markets Services LLC	Certain portfolio holdings	Ad hoc	Bank loan services
McDonald Information Services, Inc. MIS	Certain portfolio holdings	Ad hoc	Customer identification services

Other registered investment companies that are advised or sub-advised by the Adviser may be subject to different portfolio holdings disclosure policies, and neither the Adviser nor the Board of Trustees exercises control over such policies or disclosure. In addition, separate account clients of the Adviser have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the Adviser and some of the separate accounts managed by the Adviser may have investment objectives and strategies that are substantially similar or identical to the Fund, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings as certain Funds.

The Adviser may disclose portfolio attribution information immediately for those requests involving prior quarters, and for the current quarter, provided the Fund Manager Commentary and holdings are posted to the Oakmark website, which is usually within 10 business days after quarter-end. Portfolio attribution is any information relating to the Fund’s portfolio that contributes to the Fund’s performance for a particular time period. Such information includes, but is not limited to, the top ten holdings (equity and/or debt) of the Fund, a list of the top and bottom performing holding(s), industries and/or sectors within the Fund, significant security purchases and sales, income distributions, potential capital gains, asset allocations, turnover rates, country allocations, and fund characteristics (e.g., P/E, P/B, Beta, duration, and market caps). The Adviser may disclose performance information and other information (not including portfolio holdings or portfolio attribution) about the Fund to the third-party service providers of the Fund as is necessary for each service provider to fulfill its obligations to the Fund.

The Adviser may disclose any information about the Fund that is not otherwise covered by these procedures, subject to a determination by the Fund’s chief compliance officer and the president of the Fund, the chief financial officer of the Fund, the general counsel of the Adviser or the chief compliance officer of the Adviser, that disclosure of such information in the manner and at the time proposed is consistent with a legitimate business purpose of the Fund.  Should the Fund’s chief compliance officer be unavailable to make such a determination, the determination shall be made by any two of the other individuals and shall be subject to the review of the Fund’s chief compliance officer as soon as reasonably practicable. Should each of the president of the Fund, the chief financial officer of the Fund, the general counsel of the Adviser or the chief compliance officer of the Adviser be unavailable to make such a determination, the determination shall be made by any other officer of the Fund. Notwithstanding any of the foregoing, the Adviser or Harris Associates Securities L.P. may disclose any information about the Fund pursuant to a good faith determination by the Adviser’s Legal and Compliance Department that such disclosure is required to be disclosed by law, rule or regulation. In the event such disclosure is required by judicial or administrative order or some other non-ordinary required disclosure, the Adviser will, to the extent permitted by such law, rule, regulation or order, inform the Fund’s chief compliance officer prior to making such disclosure.

Portfolio Transactions

The Adviser is responsible, subject to the supervision of the Board, for selecting brokers and dealers (“brokers”) for the execution of the Fund’s portfolio transactions. The Adviser seeks to place purchase and sale orders in a manner that is fair and reasonable to the Fund. The primary consideration in placing all portfolio transactions is the Adviser’s ability to obtain “best execution” of such orders. Best execution means the combination of the most favorable execution and net price available under the circumstances. In determining best execution the Adviser takes into account a number of relevant factors including, among other things, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the desired price range with a minimum market impact, the reliability, integrity and financial condition of the broker, the ability of the broker to commit resources to the execution of the trade, and the value of the brokerage or research products or services provided. Such factors are weighed by the Adviser in determining the overall reasonableness of the brokerage commission. In selecting brokers for portfolio transactions, the Adviser takes into account its past experiences in determining those brokers who are likely to help achieve best execution.

There are many instances when, in the Adviser’s judgment, more than one broker can offer comparable execution services. In selecting among such brokers, consideration may be given to those brokers that supply research and brokerage products and services that are deemed to qualify as eligible research and brokerage products and services under the safe harbor of Section 28(e) of the 1934 Act. Eligible research products and services may include, among other things, research reports, discussions with research analysts and corporate executives, seminars or conferences, financial and economic publications that are not targeted to a wide audience, software that provides analysis of securities portfolios, market research, including pre-and post-trade analytics, and market data. Eligible brokerage products and services may include services and products that (i) are used to effect securities transactions; (ii) perform services incidental to securities transactions; or (iii) are required by an applicable SRO or SEC rule(s). The research and brokerage products or services provided to the Adviser by a particular broker may include both (a) products and services created by such broker and (b) products and services created by a third party. The provision of research and brokerage products and services is often referred to as “soft dollar arrangements.” Such arrangements may cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser determines that an arrangement qualifies for the safe harbor provided by Section 28(e).

The Adviser is the principal source of information and advice to the Fund, and the research and other services provided by brokers to the Adviser are considered to be in addition to the information and advice provided by the Adviser to the Fund. The Board recognizes that it is important for the Adviser, in performing its responsibilities to the Fund, to continue to receive and evaluate the broad spectrum of economic and financial information that many brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. In addition, it is understood by the Board that other clients of the Adviser, including those clients who are restricted from participating in soft dollar arrangements, might also benefit from the research and other services obtained from brokers through whom the Fund effects securities transactions, and that not all such research and services may be used by the Adviser for the Fund. Likewise, the Fund may benefit from research and other services obtained from brokers through whom other clients of the Adviser effected securities transactions.

If the Adviser receives an eligible research or brokerage product or service that it also utilizes for non-eligible research or brokerage purposes, the Adviser will make a good faith determination as to the cost of such “mixed-use item” between the eligible and non-eligible purposes and use soft dollars to pay for that portion of the cost relating to its eligible purpose.

The Adviser also may participate in client commission arrangements, commission sharing arrangements and step-out transactions to receive eligible research and brokerage products and services. In “client commission arrangements” or “commission sharing arrangements,” the Adviser may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated “research pool(s)” maintained by the broker. The Adviser may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in client commission arrangements or commission sharing arrangements may enable the Adviser to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high quality research and brokerage products and services while facilitating best execution in the trading process.

In a step-out transaction, the Adviser directs a trade to a broker with instructions that the broker execute the transaction, but “step-out” all or portion of the transaction or commission in favor of another broker that provides eligible research and brokerage products or services. The second broker may clear and/or settle the transaction and receive commissions for the stepped-in portion. The Adviser only enters into step-out transactions if it will not hinder best execution.

In addition to trading with client commission arrangement brokers as discussed above, the Adviser effects trades with full service and introducing brokers, Electronic Communication Networks, Alternative Trading Systems, and other execution services.

As of the date of this SAI, the Fund was new and had not yet issued any shares. Accordingly, it does not have aggregate brokerage commissions to report.

The reasonableness of brokerage commissions paid by the Fund in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Fund’s portfolio transactions are reviewed periodically by the Board.

Transactions of the Fund in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

When the Adviser believes it desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, the Adviser may aggregate its clients’ orders (“Aggregated Orders”), including orders on behalf of the Fund, in a way that seeks to obtain more favorable executions, in terms of the price at which the security is purchased or sold, the costs of the execution of the orders, and the efficiency of the processing of the transactions. Each account that participates in an Aggregated Order will participate at the average share price.

The trade allocation process takes place on as timely a basis as possible, i.e., as a client order is completed in full, or, in the case of a partially executed Aggregated Order, at the market’s close when the average price can be calculated.

The trader will aggregate trade orders of different portfolio managers if the trader believes the Aggregated Order would provide each client with an opportunity to achieve a more favorable execution.

In the case of an Aggregated Order that has not been completely filled, the Adviser uses an automated application that determines an average execution price and then allocates securities among the accounts participating in the order. Institutional accounts, including the Fund, are generally allocated in proportion to the size of the order placed for each account (i.e., pro rata).

Although the Adviser believes that the ability to aggregate orders for client accounts will in general benefit its clients as a whole over time, in any particular instance, such aggregation may result in a less favorable price or execution for a particular client than might have been obtained if the transaction had been effected on an unaggregated basis.

The Fund does not purchase securities with a view to rapid turnover. However, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover also results in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

As of the date of this SAI, the Fund was new and had not yet issued any shares. Accordingly, it has no acquired securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act to report.

Declaration of Trust

The Trust was organized as a Massachusetts business trust on February 1, 1991. It operates pursuant to an Amended and Restated Agreement and Declaration of Trust dated October 19, 2016. Some of the more significant provisions of the Declaration of Trust are described below.

Description of Shares

The Declaration of Trust provides that the shares of each class of the Fund represent an interest in the same portfolio of investments of the Fund. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal voting rights (except as to matters affecting the interests of only one class) and the shares of each class are entitled to participate pro rata in any dividends and other distributions declared by the Trust’s Board. All shares of the Fund of a given class have equal rights in the event of liquidation of that class. All shares issued will be fully paid and non-assessable and will have no preemptive or other rights to receive, purchase, or subscribe for any additional shares of other securities issued by the Trust. The Board may divide the shares of the Fund into two or more classes and may divide or combine the shares of the Fund or class into a greater or lesser number without changing the proportionate beneficial interests in the Fund or class.

Shareholder Meetings

The Board does not hold annual meetings of shareholders of the Fund. The Declaration of Trust provides that the Board may call special meetings of shareholders of the Fund or class if required by the 1940 Act, for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of the Trust or the Fund or class as provided for in the Declaration of Trust, or for any other matter deemed by the Board to be necessary and desirable.

Shareholder, Trustee, and Officer Liability

The Declaration of Trust provides that shareholders are not personally liable for obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The Trust and the Adviser believe that the risk to the Fund of sustaining a loss on account of liabilities incurred by another series of the Trust is remote. The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust.

The Declaration of Trust further provides that the members of the Board (each a “Trustee”) are not personally responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Board is also not personally liable for instruments executed on behalf of the Trust. No person who is or has been a Trustee, employee or officer of the Trust is subject to personal liability in connection with the Trust, and to satisfy claims arising in connection with the affairs of the Trust, employees, officers and the Trustees may look to the property of the Trust. No person who is or has been a Trustee, officer or employee of the Trust is liable to the Trust or any other person for any action, failure to act, errors of judgment, or mistakes of fact or law, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard.

Amendments to the Declaration to Trust

The Declaration of Trust provides that the Board has the authority to amend the Declaration of Trust without shareholder approval to change the name of the Trust, to add to the Board’s duties or surrender rights or powers, to cure any ambiguity, and to eliminate or add new provisions to the Declaration of Trust which may incorporate state or federal law.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), 1 Iron Street, CCB 0502, Boston, Massachusetts 02210-1641, is the custodian for the Trust and, as such, performs certain services for the Fund as directed by authorized persons of the Trust. For example, as custodian, State Street is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and making all payments covering expenses of the Fund. State Street also performs certain portfolio accounting and administrative services for the Fund, such as monitoring the Fund’s compliance with its investment guidelines, testing the Fund’s compliance with Subchapter M of the Code, calculating the Fund’s periodic dividend rates and total returns, preparing certain tax forms, preparing financial information for presentation to the Adviser, the Board and the Fund’s shareholders and for filing with the SEC, and calculating the Fund’s excise tax distributions. The Fund pays the custodian a monthly fee for the provision of such services. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. The Trust has authorized the custodian to deposit certain portfolio securities of the Fund in central depository systems as permitted under federal law. The Fund may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

DST Asset Manager Solutions (“DST”), 2000 Crown Colony Dr, Quincy, MA 02169, performs transfer agency services for the Fund. DST maintains shareholder accounts and prepares shareholder account statements, processes shareholder transactions, prepares distribution payments, and maintains records of Fund transactions. The Trust pays DST for its services based on the number of open and closed shareholder accounts.

Independent Registered Public Accounting Firm

An independent registered public accounting firm for the Trust performs an annual audit of the Trust’s financial statements. The Trust’s audit committee has engaged [ ], located at [ ], to be the Trust’s independent registered public accounting firm.

Appendix A — Bond Ratings

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings, a separately identifiable business unit within Standard & Poor’s Financial Services LLC (“S&P”).

Ratings by Moody’s (Global Long-Term Rating Scale):

Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B. Obligations rated B are considered speculative and are subject to high credit risk.

Caa. Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Ratings by S&P (Long-Term Issue Credit Ratings):

AAA. An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

A-1

BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D. An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR. This indicates that a rating has not been assigned or is no longer assigned.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

PART C

OTHER INFORMATION

Item 28.	Exhibits

Exhibit Number	Description

(a)	Amended and Restated Agreement and Declaration of Trust dated October 19, 2016. Incorporated by Reference as exhibit (a)(4) to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed November 30, 2016).

(b)	Bylaws, Amended, through October 21, 2015. Incorporated by Reference as exhibit (b) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 28, 2016).

(c)	See Declaration of Trust, Article V of Exhibit (a) above, and Bylaws, Amended, Section 2 of Exhibit (b) above.

(d)	(1)	Investment Advisory Agreement for Oakmark Fund dated November 1, 2020. Filed as exhibit (d)(1) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(i)	Amended Fee Schedule to the Investment Advisory Agreement for Oakmark Fund dated December 15, 2020. Filed as exhibit (d)(1)(i) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(2)	Investment Advisory Agreement for Oakmark Select Fund dated November 1, 2020. Filed as exhibit (d)(2) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(i)	Amended Fee Schedule to the Investment Advisory Agreement for Oakmark Select Fund dated December 15, 2020. Filed as exhibit (d)(2)(i) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(3)	Investment Advisory Agreement for Oakmark Equity and Income Fund dated November 1, 2020. Filed as exhibit (d)(3) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(i)	Amended Fee Schedule to the Investment Advisory Agreement for Oakmark Equity and Income Fund dated December 15, 2020. Filed as exhibit (d)(3)(i) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(4)	Investment Advisory Agreement for Oakmark Global Fund dated November 1, 2020. Filed as exhibit (d)(4) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(i)	Amended Fee Schedule to the Investment Advisory Agreement for Oakmark Global Fund dated December 15, 2020. Filed as exhibit (d)(4)(i) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(5)	Investment Advisory Agreement for Oakmark International Fund dated November 1, 2020. Filed as exhibit (d)(5) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(i)	Amended Fee Schedule to the Investment Advisory Agreement for Oakmark International Fund dated December 15, 2020. Filed as exhibit (d)(5)(i) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(6)	Investment Advisory Agreement for Oakmark International Small Cap Fund dated November 1, 2020. Filed as exhibit (d)(6) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(i)	Amended Fee Schedule to the Investment Advisory Agreement for Oakmark International Small Cap Fund dated December 15, 2020. Filed as exhibit (d)(6)(i) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(7)	Investment Advisory Agreement for the Oakmark Global Select Fund dated November 1, 2020. Filed as exhibit (d)(7) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(i) Amended Fee Schedule to the Investment Advisory Agreement for Oakmark Global Select Fund dated December 15, 2020. Filed as exhibit (d)(7)(i) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(8)	Investment Advisory Agreement for Oakmark Bond Fund. Incorporated by Reference as exhibit (d)(8) to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A, File No. 33-38953 Filed as exhibit (d)(8) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(9)	Investment Advisory Agreement for the Oakmark Small Cap Fund. (To be filed by subsequent amendment).

(e)	(1)	Distribution Agreement between Harris Associates Investment Trust and Harris Associates Securities L.P. dated November 1, 2020. Filed as exhibit (e) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

	(2)	Letter Agreement applying Distribution Agreement (exhibit (e)(1)) to the Oakmark Small Cap Fund. (To be filed by subsequent amendment).

(f)	Bonus or Profit Sharing Contracts—None.

(g)	(1)	Custodian Agreement with Investors Bank & Trust Company dated as of April 1, 2002. Incorporated by Reference as exhibit (g)(1) to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 29, 2003).

(i)	Letter Agreement dated September 13, 2006 applying Custodian Agreement (exhibit (g)(1)) to the Oakmark Global Select Fund. Incorporated by Reference as exhibit (g)(4) to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed September 20, 2006).

(ii)	Second Amendment Agreement between Harris Associates Investment Trust and State Street Bank & Trust regarding assumption of Custodian Agreement dated as of March 20, 2008. Incorporated by Reference as exhibit (g)(5) to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 28, 2009).

(iii)	Third Amendment Agreement between Harris Associates Investment Trust and State Street Bank & Trust Company dated as of February 2, 2011. Incorporated by Reference as exhibit (g)(6) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 28, 2013).

(iv)	Fourth Amendment Agreement between Harris Associates Investment Trust and State Street Bank & Trust Company dated as of January 31, 2012. Incorporated by Reference as exhibit (g)(7) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 33- 38953 (Filed January 28, 2013).

(v)	Amendment Agreement between Harris Associates Investment Trust and State Street Bank & Trust Company dated as of July 1, 2014. Incorporated by Reference as exhibit (g)(9) to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 28, 2015).

(vi)	Amendment Agreement between Harris Associates Investment Trust and State Street Bank & Trust Company dated as of July 1, 2017. Incorporated by Reference as exhibit (g)(1)(vi) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, File No. 33- 38953 (Filed January 26, 2018).

(vii)	Letter Agreement applying Custodian Agreement (exhibit (g)(1)) to the Oakmark Bond Fund. Incorporated by Reference as exhibit (g)(1)(vii) to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A, File No. 33-38953 (Filed June 9, 2020).

(viii)	Letter Agreement applying Custodian Agreement (exhibit (g)(1)) to the Oakmark Small Cap Fund. (To be filed by subsequent amendment).

(2)	Foreign Custody Delegation Agreement with Investors Bank & Trust Company dated as of April 1, 2002. Incorporated by Reference as exhibit (g)(2) to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 29, 2003).

(h)	(1)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated October 1, 2005. Incorporated by Reference as exhibit (h)(1) to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 27, 2006).

(i)	Letter Agreement dated September 12, 2006 applying Transfer Agency and Service Agreement (exhibit (h)(1)) to the Oakmark Global Select Fund. Incorporated by Reference as exhibit (h)(3) to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed September 20, 2006).

(ii)	Amendment to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated October 1, 2008. Incorporated by Reference as exhibit (h)(1) to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 28, 2009).

(iii)	Amendment to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated October 1, 2011. Incorporated by Reference as exhibit (h)(5) to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 27, 2012).

(iv)	Amendment to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated February 15, 2012. Incorporated by Reference as exhibit (h)(6) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 28, 2013).

(v)	Addendum to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated July 17, 2014. Incorporated by Reference as exhibit (h)(7) to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 28, 2015).

(vi)	Amendment to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated November 1, 2016. Incorporated by Reference as exhibit (h)(1)(vi) to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed November 30, 2016).

(vii)	Amendment to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated November 14, 2018. Incorporated by Reference as exhibit (h)(1)(vii) to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 25, 2019).

(viii)	Amendment to Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated June 3, 2020. Incorporated by Reference as exhibit (h)(1)(viii) to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A, File No. 33-38953 (Filed June 9, 2020).

(ix)	Letter Agreement Applying Transfer Agency and Service Agreement (exhibit (h)(1)) to the Oakmark Small Cap Fund. (To be filed by subsequent amendment).

(2)	Administration Agreement with Investors Bank & Trust Company dated as of April 1, 2002. Incorporated by Reference as exhibit (h)(3) to Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 29, 2003).

(i)	Letter Agreement dated September 13, 2006 applying Administration Agreement (exhibit (h)(2)) to the Oakmark Global Select Fund. Incorporated by Reference as exhibit (h)(4) to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed September 20, 2006).

(ii)	Amendment to Administration Agreement with State Street Bank and Trust Company dated April 13, 2018. Incorporated by Reference as exhibit (h)(2)(ii) to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A, File No. 33-38953 (Filed June 9, 2020).

(iii)	Letter Agreement applying Administration Agreement (exhibit (h)(2)) to the Oakmark Bond Fund. Incorporated by Reference as exhibit (h)(2)(iii) to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A, File No. 33-38953 (Filed June 9, 2020).

(iv)	Letter Agreement applying the Administration Agreement (exhibit (h)(2)) to the Oakmark Small Cap Fund. (To be filed by subsequent amendment).

(3)	Advisory Fee Waiver Agreement. Filed as exhibit (h)(3) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(4)	Shareholder Service Plan for Investor Class Shares and Service Class Shares of Registrant. Filed as exhibit (h)(4) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(5) (6)

Expense Limitation Agreement. Filed as exhibit (l)(7) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

Expense Limitation Agreement for Oakmark Small Cap Fund. (To be filed by subsequent amendment).

(i)	Opinion and Consent of K&L Gates LLP with Respect to Securities Matters of Registrant. (To be filed by subsequent amendment).

(j)	Consent of Independent Registered Public Accounting Firm. (To be filed by subsequent amendment).

(k)	Financial Statements Omitted from Prospectus—None.
(l)	Letter of Investment Intent—None.

(m)	Plan Pursuant to Rule 12b-1—None.

(n)	Rule 18f-3 Plan. Filed as exhibit (n) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(o)	Power of Attorney. Incorporated by Reference as exhibit (o) to Post-Effective Amendment No. 60 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed January 27, 2020).

(p)	(1)	Code of Ethics and Statement on Insider Trading of Harris Associates L.P., Harris Associates Securities L.P. and Harris Associates Investment Trust, as amended, effective as of September 30, 2020. Filed as exhibit (p)(1) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

(2)	Harris Associates Investment Trust Code of Ethics, as amended, effective as of July 22, 2020. Filed as exhibit (p)(2) to Post-Effective Amendment No. 66 to Registrant’s Registration Statement on Form N-1A, File No. 33-38953 (Filed December 15, 2020).

Item 29.	Persons Controlled By or Under Common Control with Registrant.

The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item. The information in the prospectus under the caption “Management of the Funds” and in the Statement of Additional Information under the caption “Investment Adviser” and “Trustees and Officers” is incorporated by reference.

Item 30.	Indemnification.

Article VIII of the amended and restated agreement and declaration of trust of Registrant (exhibit (a) which is incorporated by reference) provides that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant, its trustees and officers, Harris Associates L.P. (“HALP”) (the investment adviser to Registrant) and certain affiliated persons of HALP and affiliated persons of such persons are insured under insurance maintained by Registrant and HALP, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 31.	Business and Other Connections of Investment Adviser and Sub-Adviser

The information in the prospectus under the caption “Management of the Funds” is incorporated by reference. Neither HALP nor its general partner has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee, except that HALP’s general partner is also the general partner of a securities broker-dealer firm.

Item 32.	Principal Underwriters.

(a)	Harris Associates Securities L.P. acts as principal underwriter for the Registrant.

(b)	Set forth below is information with respect to each officer of Harris Associates Securities L.P.:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Christopher W. Keller	President	Vice President
Zachary D. Weber	Principal Financial Officer and Principal Operations Officer	Vice President, Principal Financial Officer, Principal Accounting Officer and Treasurer
Rana J. Wright	Chief Administrative Officer, Chief Legal Officer, Vice President, Anti-Money Laundering Officer and Secretary	President and Principal Executive Officer
Michael J. Pietras	Chief Compliance Officer	None

The principal business address of each officer of Harris Associates Securities L.P. is 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606.

(c)	There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of an affiliated person.

Item 33.	Location of Accounts and Records.

(1)	State Street Bank & Trust Company

1 Iron Street

CLB 0502

Boston, MA 02210-1641

Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

(2)	Harris Associates L.P.

111 South Wacker Drive, Suite 4600

Chicago, IL 60606

Rule 31a-1(a); Rule 31a-1(b)(4), (9), (10), (11); Rule 31a-1(d); Rule 31a-1(f); Rule 31a-2(a); Rule 31a-2(c); Rule 31a-2(e)

(3)	DST Asset Manager Solutions, Inc.

2000 Crown Colony Dr.

Quincy, MA 02169

Rule 31a-1; Rule 31a-1(b)(1)

Item 34.	Management Services.

Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any management-related service contract.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 67 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on July 16, 2021.

HARRIS ASSOCIATES INVESTMENT TRUST

By:	/s/ Rana J. Wright
Name:	Rana J. Wright
Title:	President

Pursuant to the requirements of the 1933 Act, Post-Effective Amendment No. 67 has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Thomas H. Hayden*	Trustee and Chair of the Board of Trustees	July 16, 2021
Thomas H. Hayden
/s/ Hugh T. Hurley, III*	Trustee	July 16, 2021
Hugh T. Hurley, III
/s/ Patricia Louie*	Trustee	July 16, 2021
Patricia Louie
/s/ Christine M. Maki*	Trustee	July 16, 2021
Christine M. Maki
/s/ Laurence C. Morse, Ph.D.*	Trustee	July 16, 2021
Laurence C. Morse, Ph.D.
/s/ Mindy M. Posoff*	Trustee	July 16, 2021
Mindy M. Posoff
/s/ Steven S. Rogers*	Trustee	July 16, 2021
Steven S. Rogers
/s/ Kristi L. Rowsell	Trustee	July 16, 2021
Kristi L. Rowsell
/s/ Rana J. Wright	Trustee and President
Rana J. Wright	(Principal Executive Officer)	July 16, 2021

/s/ Zachary D. Weber	Principal Financial Officer,
Zachary D. Weber	Principal Accounting Officer and Treasurer	July 16, 2021

*By:	/s/ Rana J. Wright
Rana J. Wright

*Attorney in fact, pursuant to a power of attorney filed with Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A, File No. 33- 38953, on January 27, 2020.